                                                                   EXHIBIT 10.12

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                 FIRST MORTGAGE BONDS, MEDIUM-TERM NOTE SERIES
                            Up to U.S. $100,000,000
                    Maturities from One Year to Thirty Years




                           PLACEMENT AGENCY AGREEMENT




                                 By and Between




                      PHILADELPHIA SUBURBAN WATER COMPANY
                                   as Issuer



                                      and



                            PAINEWEBBER INCORPORATED
                                    as Agent



                           Dated as of March 30, 1995





===============================================================================

                      PHILADELPHIA SUBURBAN WATER COMPANY

                               U.S. $100,000,000
                 First Mortgage Bonds, Medium Term Note Series
                         with Maturities from One Year
                       to Thirty Years from Date of Issue


                           Placement Agency Agreement


                                                              New York, New York
                                                                  March 30, 1995

PaineWebber Incorporated
1285 Avenue of the Americas
New York, NY 10019


Dear Sirs:

          Philadelphia Suburban Water Company, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Issuer") which is a wholly-owned subsidiary of Philadelphia Suburban Corporation, a Pennsylvania corporation ("PSC"), confirms its agreement with you with respect to the issue and sale by the Issuer of its First Mortgage Bonds, Medium Term Note Series (the "Notes"). The Notes will be issued under and secured in accordance with the Twenty-Ninth Supplemental Indenture dated as of March 1, 1995 (the "Supplemental Indenture") to the Indenture of Mortgage dated as of January 1, 1941 (the "Indenture of Mortgage") between the Issuer and CoreStates Bank, N.A. (as successor in interest to The Pennsylvania Company for Insurance on Lives and Granting Annuities), as Trustee (the "Trustee"). The Notes may be sold during the two year period from March 17, 1995 through March 16, 1997 (the "Offering Period"), by the Issuer in an aggregate principal amount of up to U.S. $100,000,000. It is understood, however, that the Issuer may from time to time, if permitted under the Indenture of Mortgage and pursuant to subsequent supplemental indentures, authorize the issuance of additional Notes or extend the Offering Period, and that such additional Notes may be sold through or to you subject to and in accordance with the terms of this Placement Agency Agreement (the "Agreement"), all as though the issuance of such additional Notes or the sale of Notes after the expiration of the Offering Period were authorized as of the date hereof. The Notes will be offered during the Offering Period from time to time on a private placement basis without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act. The Notes will be offered only to "Qualified Institutional Buyers" (as defined in Rule 144A under the Securities Act) pursuant to this Placement Agreement.
All Notes having a common issue date, maturity date, interest rate and otherwise identical terms are referred to herein as a "Tranche". The Notes will be issued, and the terms thereof established, in accordance with the terms of the Indenture of Mortgage and the Supplemental Indenture, and in the case of Notes sold pursuant to Section 2(a), in accordance with the the Medium Term Notes Administrative Procedures attached hereto as Exhibit A (the "Administrative Procedures"). The Notes will be payable in accordance with a Paying Agency Agreement dated as of March 30, 1995 (the "Paying Agency Agreement"), among the Issuer, CoreStates Bank, N.A., as paying agent (the "Paying Agent"), the Trustee and the Agent. The Administrative Procedures set forth in Exhibit A shall remain in effect with respect to sales solicited by the Agent until changed by the Issuer, the Agent and the Paying Agent.
For the purposes of this Agreement, the term "Agent" shall refer to each addressee named on Schedule I hereto acting severally and not jointly in the sole capacity as agent for the Issuer pursuant to Section 2(a) and not as principal; the term "Purchaser" shall refer to each addressee named on
Schedule I hereto acting severally and not jointly in the sole capacity as principal pursuant to Section 2(b) and not as agent; and the term "you" shall refer to each or any addressee named on Schedule I hereto acting severally and not jointly in both such capacities or in either such capacity.

          1. Representations and Warranties. The Issuer represents and warrants to you as of the date hereof, and shall be deemed to represent and warrant to you at and as of each time the Issuer gives a notice requesting you to solicit offers as Agent, at and as of each acceptance of an offer by the Issuer, at and as of the date of each Terms Agreement (as defined in Section 2(b)), and upon the delivery to the purchaser (or its agent) pursuant to such offer or to the Purchaser of any Note pursuant to such Terms Agreement, as the case may be, that:

          (a) The Issuer confirms that it has prepared a confidential Offering Memorandum (defined below) and authorizes you to distribute copies thereof in connection with the offering of Notes as provided herein. The Offering Memorandum does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representation and warranty shall not apply to statements or omissions in the Offering Memorandum made in reliance upon and in conformity with information furnished to the Issuer in writing by you or on your behalf which has been furnished by a person authorized to do so, specifically for use therein. As used in this Agreement, the term "Offering Memorandum" means the confidential offering memorandum dated the same date as this Agreement relating to the Notes, as it may be amended or supplemented from time to time, including with respect to each Tranche, the related pricing supplement (each, a "Pricing Supplement"), any documents expressly incorporated by reference therein and any quarterly or annual reports of the Issuer or PSC delivered to any Agent for delivery together with the Offering Memorandum, which amendment or supplement may be in the form of a separate document that does not state that it is a supplement to the Offering Memorandum, and any reference to the terms "amend", "amendment" or "supplement" with respect to the Offering Memorandum shall refer to and include the filings with the Securities and Exchange Commission (the "Commission") of any documents expressly incorporated by reference into the Offering Memorandum after the date hereof.

          (b) The financial statements and schedules included in, or as an exhibit, attachment or appendix to, the Offering Memorandum present fairly the consolidated financial condition of the Issuer as of the respective dates thereof, and the consolidated results of operations and changes in financial condition of the Issuer for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Offering Memorandum.
     KPMG Peat Marwick (the "Accountants"), who have reported on the annual financial statements and schedules of the Issuer, are independent certified public accountants with respect to the Issuer and its subsidiaries within the meaning of Rule 1.01 of the Code of Professional Conduct of the American Institute of Certified Public Accountants.

          (c) Subsequent to the respective dates as of which information is given in the Offering Memorandum, except as otherwise set forth therein,
     (i) there has been no material adverse change, or to the knowledge of the Issuer any development involving a prospective material adverse change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries, considered as a single enterprise (a "Material Adverse Effect"), (ii) neither the Issuer nor any of its subsidiaries have incurred any material liabilities or obligations, direct or contingent, nor have any of them entered into any material transactions other than pursuant to this Agreement, the Supplemental Indenture and the Paying Agency Agreement and the transactions referred to herein and therein and (iii) no rating of any of the securities of the Issuer has been lowered by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) of the Securities Act) (each, a "Rating Agency"), nor has there been any notice given by any Rating Agency of any intended or potential decrease in any such rating or of a possible change in any such rating where such notice does not indicate the direction of the possible change.

          (d) The Issuer and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Issuer and each of its subsidiaries has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Offering Memorandum. The Issuer and each of its subsidiaries is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

          (e) Except for stock of its subsidiaries, or as disclosed in the Offering Memorandum, the Issuer does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, other than equity investments made by the Issuer for business development purposes or otherwise which are not material to the Issuer.

          (f) The Issuer has full corporate power and authority to enter into this Agreement, the Supplemental Indenture, and the Paying Agency Agreement, to issue the Notes, and to perform its obligations under this Agreement, the Supplemental Indenture, the Paying Agency Agreement and the Notes. This Agreement, the Supplemental Indenture and the Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and, when authorized, executed and delivered by the other parties hereto and thereto, will constitute valid and binding agreements of the Issuer and will be enforceable against the Issuer in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law). The Supplemental Indenture and the Paying Agency Agreement conform in all material respects to the descriptions thereof in the Offering Memorandum.

          (g) The execution and delivery of the Notes has been duly authorized by all necessary corporate action on the part of the Issuer; each Note, when completed, executed, authenticated and delivered in accordance with the Indenture of Mortgage and the Supplemental Indenture against payment of the consideration therefor will constitute a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms of such Note (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law), and will entitle its holder to the benefits of the Indenture of Mortgage and the Supplemental Indenture. Each Note will conform in all material respects to the description thereof in the Offering Memorandum.

          (h) Other than the liens created by the Indenture of Mortgage and the Supplemental Indenture, the performance by the Issuer of this Agreement and the Paying Agency Agreement, the issuance of any Notes and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Issuer or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Issuer or any of its subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulations of any court or governmental agency or body applicable to the business or properties of the Issuer or any of its subsidiaries.

          (i) Except as set forth in or contemplated by the Offering Memorandum, there are no actions, suits or proceedings pending or threatened against or affecting the Issuer or any of its subsidiaries, or any of their respective officers or directors in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding is likely to materially and adversely affect (i) the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries, considered as a single enterprise, or (ii) the ability of the Issuer to perform its obligations under this Agreement, the Supplemental Indenture, the Paying Agency Agreement and the Notes.
     There are no such actions, suits or proceedings pending or, to the knowledge of the Issuer, threatened, relating to the Notes, their offering, or the Offering Memorandum.

          (j) The Issuer and each of its subsidiaries has (i) all governmental licenses, permits, consents, orders, approvals and other authorizations (collectively, "Approvals") necessary to carry on its business as described in the Offering Memorandum, except where the failure to have such Approvals, either individually or in the aggregate, would not have a Material Adverse Effect, (ii) complied with all laws, regulations and orders applicable to it or its business, except where the failure to so comply would not have a Material Adverse Effect and

     (iii) performed all its obligations required to be performed by it, and is not in default under any material contract or other instrument to which it is a party or by which its property is bound or affected, except where the failure to so perform or the existence of such default would not have a Material Adverse Effect. To the best knowledge of the Issuer, no other party under any material contract or other instrument to which it is a party is in default in any respect thereunder that would have a Material Adverse Effect. Neither the Issuer nor any of its subsidiaries is in violation of any provision of its certificate of incorporation or by-laws.

          (k) The Issuer and each of its subsidiaries has good and marketable title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Offering Memorandum or are not material to the business of the Issuer or its subsidiaries. The Issuer and each of its subsidiaries has valid, subsisting and enforceable leases for the properties described in the Offering Memorandum as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Issuer and such subsidiaries.

          (l) No consent, approval, authorization or other order of, or any filing with, any government, governmental or other administrative agency or body is required in connection with the execution and delivery by the Issuer of this Agreement, the Supplemental Indenture and the Paying Agency Agreement, the solicitation of offers to purchase Notes, the issuance of any Note or the performance by the Issuer of any of its obligations hereunder or thereunder, except such as may be required under the blue sky laws of any jurisdiction in connection with the issue and sale of the Notes or as required by the Pennsylvania Public Utility Commission. All necessary approvals have been obtained from the Pennsylvania Public Utility Commission to authorize the issuance and sale of the Notes and such approvals remain in full force and effect on the date hereof.

          (m) The Notes satisfy the requirements set forth in paragraph (d)(3) of Rule 144A ("Rule 144A") under the Securities Act.

          (n) Neither the Issuer nor any affiliate (which, for purposes of this Agreement, shall have the meaning given in Rule 501(b) under the Securities Act) of the Issuer has directly or indirectly, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any of the Notes or, within the six-month period prior to the date hereof, any other debt security of the same class as the Notes which is or will be integrated with any sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the Notes.

          (o) Assuming (A) compliance by you with the offering and transfer procedures and restrictions described in the Offering Memorandum and under Rule 144A and Section 4(2) of the Securities Act, (B) the accuracy of the acknowledgments, representations, warranties and agreements made in accordance with this Agreement and the Offering Memorandum by you and the purchasers to whom you initially offer, sell or resell the Notes and
     (C) purchasers to whom you initially offer, sell or resell the Notes receive a copy of the Offering Memorandum prior to such sale or resale, the offer, sale and delivery of the Notes in the manner contemplated by this Agreement and the Offering Memorandum will be exempt from the registration requirements of the Securities Act by reason of
     Section 4(2) thereof, and the initial resale of the Notes in the manner contemplated by this Agreement under the Securities Act by reason of Rule 144A thereunder or Section 4(2) thereunder, as the case may be, and the Notes are not required to be issued pursuant to an indenture that qualifies under the Trust Indenture Act of 1939, as amended.

          (p) Each Note will be an unconditional and direct debt obligation of the Issuer and will rank pari passu with other senior secured existing and future obligations of the Issuer.

          (q) The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (r) Neither the Issuer nor any agent thereof acting on behalf of the Issuer has taken or will take any action that is reasonably likely to cause this Agreement or the issuance or sale of the Notes to violate Regulation G, Regulation T, Regulation U or Regulation X (collectively, the "Margin Rules") of the Board of Governors of the Federal Reserve System.

          (s) The Issuer is in material compliance with all applicable Federal, state and local environmental laws and regulations, including, without limitation, those applicable to safe drinking water, emissions to the environment, waste management and waste disposal (collectively, the "Environmental Laws"), except for such noncompliance as is not reasonably likely to have a Material Adverse Effect, or as disclosed in the Offering Memorandum, and, to the knowledge of the Issuer, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future.

          (t) Except as disclosed in the Offering Memorandum, there is no claim under any Environmental Law, including common law, pending or threatened against the Issuer (an "Environmental Claim") which would be reasonably likely to have a Material Adverse Effect and, to the knowledge of the Issuer, under applicable law, there are not past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any Environmental Claim against the Issuer which would be reasonably likely to have a Material Adverse Effect.

          (u) No statement, representation, warranty or covenant made by the Issuer in this Agreement, or made in any certificate or document required by this Agreement to be delivered to any Agent was or will be, when made, inaccurate, untrue or incorrect.


          2. Appointment of the Agent; Solicitation by the Agent of Offers to Purchase; Sales of Notes to a Purchaser. (a)(i) Subject to the terms and conditions set forth herein, the Issuer hereby appoints and authorizes the Agent to act as its agent to solicit offers for the purchase of Notes from the Issuer. The appointment by the Issuer of the Agent shall not authorize such Agent to take any action on behalf of the Issuer other than as set forth in this Agreement and the Administrative Procedures. Other than Section 4(a)(v) of this Agreement, this Agreement shall not in any way restrict or limit the Issuer from selling, offering to sell or accepting offers to sell any debt securities other than the Notes.

         (ii) On the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, each Agent agrees, as agent of the Issuer, to use its reasonable efforts to solicit offers to purchase Notes from the Issuer upon the terms and conditions described in the Offering Memorandum and in the Administrative Procedures. In soliciting offers as agent, each Agent is acting solely as agent of the Issuer and not as principal. Each Agent shall use its reasonable efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Issuer, however such Agent shall not have any liability to the Issuer in the event any such purchase is not consummated for any reason; provided that the foregoing shall not operate to release the Agent from any liability it may otherwise have as a result of its failure to perform its obligations under this Agreement. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes for its own account as Purchaser pursuant to Section 2(b) or otherwise as may be agreed or permitted by the Issuer and such Agent.

        (iii) The Issuer reserves the right, in its sole discretion, to instruct the Agent to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Within one business day of receipt of instructions to that effect from the Issuer, each Agent will forthwith suspend solicitation of offers to purchase Notes from the Issuer until such time as the Issuer has advised it that such solicitation may be resumed.

         (iv) The Issuer agrees to pay each Agent a commission, upon closing, with respect to each sale of Notes by the Issuer as a result of a solicitation made by such Agent, including any sale for the account of any affiliate of such Agent, in an amount equal to that percentage of the aggregate principal amount of the Notes sold by the Issuer specified on Schedule II hereto for Notes with the relevant term. Such commission shall be payable as specified in the Administrative Procedures.

          (v) Subject to the provisions of this Section 2(a) and to the Administrative Procedures, offers for the purchase of Notes may be solicited by the Agent, as agent for the Issuer, at such time and in such amounts as the Agent and the Issuer deem advisable. The Issuer may, subject to Section 4(a)(v) of this Agreement, from time to time offer Notes for sale on its own behalf directly to purchasers otherwise than through an Agent, in which case no commission would be payable with respect to such sale. As long as this Agreement shall be in effect, the Issuer shall not solicit or accept offers to purchase Notes through any agent other than the Agent named on Schedule I hereto; provided, however, that the Issuer may amend Schedule I hereto from time to time to appoint additional Agents provided that the Issuer (i) has received the consent of such appointment by each Agent named in Schedule I hereto on such date of appointment, which consent shall not be unreasonably withheld, (ii) has appointed such agent as an additional Agent hereunder on the same terms and conditions as provided herein for the Agent, and
     (iii) has caused such additional agent to execute this Agreement.

         (vi) Each Agent may, in the exercise of its reasonable discretion, reject any offer to purchase Notes received by it as agent of the Issuer and not communicate such offer to the Issuer. Each Agent shall communicate to the Issuer, orally or in writing, each such offer that it does not reject and, if such Agent or any of its affiliates shall be the offeror, shall advise the Issuer of that fact. The Issuer shall have sole and absolute discretion to accept any offer, and may reject any offer to purchase Notes in whole or, if permitted by the terms of such offer, in part.

        (vii) If the Issuer shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Issuer shall hold you harmless against any loss, claim or damage arising from or as a result of such default by the Issuer (except to the extent that such default by the Issuer shall result from the failure by you to perform your obligations hereunder).

       (b)(i) Subject to the terms and conditions stated herein, whenever the Issuer and any one (or more) of you jointly determine that the Issuer shall sell Notes directly to any one (or more) of you as the Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and, unless specifically waived by the Purchaser, a supplemental agreement relating thereto between the Issuer and the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Exhibit B) is herein referred to as a "Terms Agreement". A Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Issuer contained herein or therein (if any) and shall be subject to the terms and conditions set forth herein and in such Terms Agreement. Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable Terms Agreement between any one (or more) of you and the Issuer. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Issuer for such Notes specified by reference to the principal amount of the Notes and the discount to the Purchaser from the principal amount thereof, the rate at which interest will be paid on such Notes, the date of issuance of such Notes (the "Closing Date"), the place of delivery of the Notes and payment therefor, the method of payment, any modification of, or addition to, the requirements for the delivery of the opinions of counsel set forth in Section 6(a)(ii), the certificates from the Issuer or its officers and the letter from the Issuer's independent certified public accountants, and such other terms and conditions as may be specified therein from time to time. The discount to the Purchaser with respect to any Notes sold pursuant to this Section 2(b) shall be equal to that percentage of the principal amount thereof specified in Schedule II hereto for Notes with the relevant term, unless a higher percentage is specified in the applicable Terms Agreement.

         (ii) The settlement details for Notes sold to a Purchaser pursuant to any Terms Agreement shall be agreed to between the Issuer and such Purchaser in the respective Terms Agreement. If there is no such Terms Agreement, the settlement details specified in the Administrative Procedures shall apply with the Purchaser filling the roles specified therein of the Agent and the beneficial owner.

        (iii) Nothing contained in this Agreement shall obligate an Agent to enter into a Terms Agreement with the Issuer or to otherwise agree to purchase Notes for its own account.

          3. Offering and Sale of Notes. Each party hereto agrees to perform the respective duties and obligations specifically provided to be performed by it in the Administrative Procedures.

          4.  Agreements.  (a)  The Issuer agrees with you that:

          (i) If information that is material to an investment in a Note is not otherwise contained in the Offering Memorandum, or if at any time an event occurs as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at such time to amend or supplement the Offering Memorandum to comply with any applicable law, the Issuer promptly will prepare an amendment or supplement which will correct such statement or omission or effect such compliance, and will not effect any amendment or supplement to the Offering Memorandum without your consent, which consent shall not be unreasonably withheld; provided, however, that the foregoing requirement shall not apply to periodic filings with the Commission by the Issuer or PSC of Current Reports on Form 8-K or Quarterly Reports on Form 10-Q under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Neither your consent to, nor your delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereto.

         (ii) The Issuer shall furnish to you such information and documents relating to the business, operations and affairs of the Issuer, the Offering Memorandum and any amendments thereof or supplements thereto, the Notes, the Supplemental Indenture, this Agreement, any Terms Agreement, the Administrative Procedures, the Paying Agency Agreement and the performance by the parties hereto of their respective obligations hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request in connection with soliciting offers to purchase Notes. The Issuer shall notify you promptly (1) if at any time any event occurs which constitutes (or after notice or lapse of time or both would constitute) a default or an event of default under the Notes, the Supplemental Indenture, the Paying Agency Agreement or this Agreement or (2) of any material adverse change, or to the knowledge of the Issuer any development involving a prospective material adverse change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries considered as a single enterprise.

        (iii) The Issuer shall, whether or not any sale of Notes is consummated, (1) pay, or reimburse if paid by any Agent, all reasonable costs and expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including, but not limited to, the cost of preparation, printing or other production and delivery of the Offering Memorandum, all amendments thereof and supplements thereto, the Supplemental Indenture, the Paying Agency Agreement, this Agreement, any Terms Agreement and all other documents relating to the offering of Notes pursuant hereto and thereto, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements of counsel to and accountants for the Issuer, the fees and disbursements of the Trustee, the fees and disbursements of the Paying Agent, and the fees of any Rating Agency, (2) reimburse you on a quarterly basis for all reasonable out-of-pocket expenses incurred by you in connection with this Agreement and the transactions contemplated hereby and (3) pay the reasonable fees and expenses of Cravath, Swaine & Moore incurred in connection with this Agreement and the transactions contemplated hereby.

         (iv)(A) On each date of settlement for any Tranche of Notes (a "Settlement Date"), or if at any time that the Offering Memorandum is amended or supplemented (including incorporation of documents by reference), in the reasonable judgement of the Agent the information disclosed in such amendment or supplement is of such a nature that an officer's certificate and an opinion of counsel need be furnished, the Issuer shall deliver or cause to be delivered promptly to you an officer's certificate, an opinion of counsel and an opinion of its Senior Vice President-Law and Administration or General Counsel, dated the Settlement Date or the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agent, of the same tenor as the certificate and opinions referred to in Sections 5(a)(ii) and (iii), but modified to relate to the Offering Memorandum, this Agreement and the Paying Agency Agreement, each as then in effect.

          (B) Each time that the Offering Memorandum is amended or supplemented to include or incorporate additional financial information, the Issuer shall cause the Accountants promptly to furnish you a letter, dated the date of such amendment or supplement, in form reasonably satisfactory to the Agent, of the same tenor as the letter referred to in Section 5(a)(vi) hereof, but modified to reflect the amended or supplemented financial information included or incorporated by reference in the Offering Memorandum, as amended or supplemented to the date of such letter; provided, however, that if the Offering Memorandum is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Accountants may limit the scope of such letter, in form reasonably satisfactory to the Agent, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgement of the Agent, such letter should cover other information or changes in specific financial statement line items.

          (v) Unless otherwise specified in any Terms Agreement, the Issuer shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities (including Notes), which are denominated in the same currency as, and have similar maturities, similar interest rates and other terms (including in respect of the method of computing interest) substantially similar to those of, the Notes being purchased pursuant to such Terms Agreement, during the period commencing on the date on which the Issuer accepts an offer to purchase any Note in accordance with such Terms Agreement and terminating on the Closing Date for the sale of such Note.

         (vi) The Issuer shall furnish to you without charge, from time to time, as many copies of the following as you may reasonably request:
     (A) the Offering Memorandum and any amendment or supplement that has been prepared with respect thereto, (B) any Pricing Supplement, and
     (C) any financial statements and other periodic reports that the Issuer may furnish generally to holders of its debt securities.

        (vii) The Issuer shall furnish to you in written form all quarterly financial statement information for the first three fiscal quarterly periods of the Issuer and PSC promptly upon publication of such quarterly information and, within two months of the end of each such quarterly period, cause the Offering Memorandum to be supplemented to include such financial information and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such financial information, which supplement may be in the form of a separate quarterly report, or a report filed by the Issuer or PSC under the Exchange Act.

       (viii) The Issuer shall furnish to you the audited consolidated financial statements updating the audited consolidated financial statements and the financial information included in the Offering Memorandum for each corresponding fiscal year as promptly as practicable after the publication of such financial statements, but in any event not later than four months after the end of such fiscal year, and cause the Offering Memorandum to be supplemented to include such audited financial statements and the accountants' report with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements, which supplement may be in the form of a separate annual report or report filed by the Issuer or PSC under the Exchange Act.

         (ix) The Issuer shall (1) furnish to you copies of any proposed supplement or amendment to the Offering Memorandum (including any document incorporated by reference therein) at least five business days in advance of using such supplement or amendment, except for Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, copies of which filings the Issuer will cause to be delivered to the Agent by fascimile or other means of delivery, on or prior to the date of filing with the Commission, and (2) permit you to review and comment as to the form and content thereof and, subject to the proviso in Section 4(a)(i), shall not use any such amendment or supplement to which you have objected in good faith; provided, however, that an amendment or supplement prepared to set forth terms and conditions of any Notes, including any Pricing Supplement, need not be furnished to or reviewed by those of you who are not named therein, who shall not have solicited offers for such Notes and who are not to be Purchasers of such Notes. Any Agent who shall have an objection in good faith to such proposed amendment or supplement may immediately terminate this Agreement as to such Agent by notice to the Issuer. At the request of any Agent so terminating, the Issuer shall promptly amend and supplement the Offering Memorandum and Schedule I hereto to indicate those firms that remain Agents.

          (x) The Issuer shall not offer or sell any securities under circumstances which would require the registration of any of the Notes under the Securities Act.

         (xi) The Issuer will take appropriate steps to ensure that the aggregate principal amount of Notes issued during the Offering Period does not exceed U.S. $100,000,000, will not issue any Notes if such issuance would cause such limit to be exceeded, will promptly notify you in the event that at any time such limit has been reached and will promptly notify you if such limit is increased pursuant to this Agreement.

        (xii) The Issuer shall not, without having given prior written notice to you, consent to any amendment of the Paying Agency Agreement. The Issuer shall promptly notify you of any resignation or removal of the Paying Agent and the appointment of any successor thereto.

       (xiii) For so long as any of the Notes are outstanding, the Issuer will provide to any holder of Notes that are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, and to any prospective purchaser of such Notes designated by a holder thereof, upon the request of such holder or prospective purchaser in connection with a transfer or proposed transfer pursuant to Rule 144A, any information required to be provided to such holder or prospective purchaser to comply with the conditions set forth in Rule 144A as in effect as of the date the Notes of the corresponding Tranche shall have been first issued (together with any such information added by an amendment to Rule 144A after such date, to the extent such information can be provided without unreasonable additional expense to the Issuer).

        (xiv) You shall not be liable or responsible to the Issuer for any losses, damages or liabilities suffered or incurred by the Issuer, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of a Note by a holder (other than yourself) in any manner that does not comply with the applicable restrictions on resale and transfer or the procedures required for resale and transfer set forth herein, in the Offering Memorandum and in the Notes; provided that each of you, severally and not jointly, shall remain liable for the performance of your own obligations under this Agreement.

         (xv) The Issuer will at all times ensure that all approvals, authorizations, consents or other orders of, and all filings with, any governmental or other administrative agency or body will be, prior to the time required (taking into account any permitted extensions), obtained or made (1) so that the Issuer may lawfully perform its obligations under the Notes, the Supplemental Indenture, this Agreement, the Administrative Procedures and the Paying Agency Agreement and (2) so that performance of such obligations will, in all respects material to the Issuer and its subsidiaries considered as a single enterprise, or material to the Issuer's ability to perform its obligations under the Notes, the Supplemental Indenture, this Agreement, the Administrative Procedures and the Paying Agency Agreement, comply with any laws, decrees, regulations, judgments or orders of any court, government, governmental authority or agency to which the Issuer or any of its subsidiaries or any of their respective properties or assets is subject.

        (xvi) The Issuer will send to you a copy of every notice of a meeting of the holders of the Notes (or any of them) that is sent by the Issuer or the Trustee to such holders at the same time it is sent to such holders and will promptly notify you immediately upon its becoming aware that a meeting of the holders of the Notes (or any of them) has been convened by any of such holders.

       (xvii) The Issuer shall promptly notify you of any lowering in the ratings of any of the Issuer's securities by any Rating Agency, or of any notice given by any Rating Agency of any intended or possible decrease in any such rating or of any possible change in any such rating where such notice does not indicate the direction of the possible change.

      (xviii) During the six-month period following the issue date of any Note, neither the Issuer nor any affiliate of the Issuer will directly or indirectly, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any of the Notes or any other security (as defined in the Securities Act) which will be integrated with such sale of Notes in a manner that would require the registration of the Notes under the Securities Act.

        (xix) The Issuer will apply the net proceeds from the offering and sale of the Notes in the manner set forth in the Offering Memorandum under "Use of Proceeds".

          (b)  The obligations of the Issuer under Sections 4(a)(i), (ii),
(iv), (vi), (vii), (viii) and (ix) shall be suspended during any period of time during which the Issuer shall have suspended the solicitation of offers to purchase Notes by written notice to each Agent; provided, however, that such obligations of the Issuer shall remain in effect (i) for a period of two years following the date of notice of such suspension if such Agent shall own any Notes with the intention of reselling them as contemplated by

Section 2(b) or (ii) if the Issuer has accepted an offer to purchase Notes solicited by such Agent pursuant to this Agreement and the settlement for such sale shall not have occurred. At least one week prior to the end of any such period during which solicitations shall have been suspended, the Issuer shall notify you of any event or change contemplated by Section 4(a)(i) or by the last sentence of Section 4(a)(ii) of which the Issuer would have been obligated to notify you, and shall provide you all written information, documents and supplements referred to in Sections 4(a)(ii), (iv), (vii),
(viii) and (ix) that the Issuer would have been obligated to deliver to you, had the Issuer not so suspended the solicitation of offers.

          5. Conditions to the Obligations of the Agent. (a) The obligations of each Agent to solicit offers to purchase any Notes shall be subject to the accuracy of the representations and warranties on the part of the Issuer contained herein as of the date hereof and as of each time the Issuer gives a notice requesting any Agent to solicit offers as Agent, at and as of each acceptance of an offer by the Issuer and upon delivery of any Note to the purchaser (or its agent) pursuant to such offer, to the accuracy of the statements of the Issuer made in any certificates delivered pursuant to the provisions hereof as of the respective dates of such certificates, to the performance and observance by the Issuer of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

          (i) The Issuer shall have obtained all authorizations, consents and approvals of any court or governmental or other regulatory agency or body required in connection with the issuance and sale of the Notes and the performance of its obligations hereunder and under the Notes, the Supplemental Indenture and the Paying Agency Agreement.

         (ii) The Issuer shall have furnished to you an accurate certificate dated as of the date hereof, signed by the Chief Executive Officer or the Chief Financial Officer of the Issuer, in form and substance satisfactory to you, to the effect that, to the best of his or her knowledge after reasonable inquiry:

               (1) the representations and warranties of the Issuer in this Agreement are true and correct in all material respects on and as of the date of the certificate and the Issuer has performed in all material respects all its obligations and satisfied all the conditions on its part to be satisfied at or prior to the date of the certificate;

               (2) since the date of the most recent financial statements included in the current Offering Memorandum, there has been no material adverse change, or to the knowledge of the Issuer any development involving a prospective material adverse change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries, considered as a single enterprise, except as set forth in the Offering Memorandum; and

               (3) the Offering Memorandum (other than statements made therein in reliance upon and in conformity with information furnished to the Issuer in writing by any Agent specifically for use therein, as to which no representation shall be made) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (iii)(A) The Issuer shall have furnished to each Agent the opinion of Dilworth, Paxson, Kalish & Kauffman, counsel to the Issuer, substantially in the form of Exhibit C hereto, which may be subject to any assumptions, qualifications and limitations that are reasonably acceptable to each Agent.

             (B) The Issuer shall have furnished to each Agent the opinion of the Senior Vice President-Law and Administration or General Counsel of the Issuer substantially in the form of Exhibit D hereto, which may be subject to any assumptions, qualifications and limitations that are reasonably acceptable to each Agent.

         (iv) Each Agent shall have received from CoreStates Bank, N.A., as Trustee under the Indenture of Mortgage and the Supplemental Indenture, a certificate substantially in the form of Exhibit E hereto, which may be subject to any assumptions, qualifications and limitations that are reasonably acceptable to each Agent.

          (v) Each Agent shall have received from Cravath, Swaine & Moore, your counsel, such opinion with respect to the proposed issue and sale of the Notes and other related matters as the Agent may reasonably require.

         (vi) KPMG Peat Marwick, independent accountants for the Issuer, shall have furnished to the Agent an executed copy of a letter in the form heretofore agreed to by the Agent.

        (vii) The Issuer shall have furnished to each Agent such further information, certificates and documents as any Agent may reasonably request.

          (b) The documents required to be delivered by this Section 5 shall be delivered at, or transmitted by telecopy (with an undertaking promptly to forward the original copies thereof) to, the offices of Cravath, Swaine & Moore, counsel for the Agent, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, at 4:00 P.M., New York City time, on the date hereof, and an original of each such document will be sent to you.

          6. Conditions to the Obligations of a Purchaser. (a) The obligations of any Purchaser to purchase any Notes shall be subject to the accuracy of the representations and warranties on the part of the Issuer contained herein or in the corresponding Terms Agreement, if any, at and as of the date of the corresponding Terms Agreement and upon the delivery to any Purchaser of any Note pursuant to such Terms Agreement, to the performance and observance by the Issuer of all covenants and agreements herein or therein contained on its part to be performed and observed and to the following additional conditions precedent:

          (i) The Issuer shall have obtained all authorizations, consents and approvals of any court or governmental or other regulatory agency or body required in connection with the issuance and sale of the Notes and the performance of its obligations hereunder and under the Notes, the Supplemental Indenture and the Paying Agency Agreement.

         (ii) To the extent provided by such Terms Agreement, the Purchaser shall have received, appropriately updated, (1) a certificate of the Issuer dated as of the Closing Date to the effect set forth in
     Section 5(a)(ii), (2) the opinion of Dilworth, Paxson, Kalish & Kauffman dated the Closing Date to the effect set forth in Section 5(a)(iii)(A),
     (3) the opinion of the Senior Vice President-Law and Administration or General Counsel, dated the Closing Date to the effect set forth in
     Section 5(a)(iii)(B), (4) the Trustee's certificate dated the Closing Date to the effect set forth in Section 5(a)(iv), (5) the opinion of Cravath, Swaine & Moore dated the Closing Date to the effect set forth in Section 5(a)(v) and (6) the letter of KPMG Peat Marwick dated the Closing Date to the effect set forth in Section 5(a)(vi).

        (iii) Prior to the Closing Date, the Issuer shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

          (b) If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any other event occurs which permits cancellation under this Agreement, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Issuer in writing or by telephone, promptly confirmed in writing, which confirmation may be made by telex or telecopy.

          7. Conditions to all Purchases. The consummation of the sale of any Note pursuant to this Agreement shall be subject to the further condition that, at the date of issuance thereof, in the reasonable judgment of the Purchaser or the Agent that obtained the offer, (a) each condition set forth in Section 5 or 6, as applicable, shall have been satisfied and (b) subsequent to the respective dates as of which information is given in the Offering Memorandum (current as of the date of such agreement to purchase a Note), except as set forth therein or contemplated thereby, there shall not have occurred any material adverse change, or to the knowledge of the Issuer any development involving a prospective material adverse change, in or affecting the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries, considered as a single enterprise, the effect of which makes it impracticable or inadvisable to market the Notes or to proceed with completion of the sale and payment for such Notes.

          8. Restrictions on Offers and Sales of the Notes. Each party hereto represents, warrants and agrees, severally and not jointly, as follows:

          (a) It will solicit offers to purchase Notes only from, and it will offer and sell Notes only to, (i) institutional purchasers that are, or that it reasonably believes are, "qualified institutional buyers" as such term is defined in paragraph (a)(1) of Rule 144A ("QIBs") or (ii) any Agent. If it is an Agent, any resales or transfers of Notes through, or arranged by, such Agent similarly will be made only to QIBS. Neither it, its affiliates, nor any person acting on its or their behalf (except that no representation is made with respect to any other party to this Agreement) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in the United States with respect to the Notes.

          (b) It will make reasonable inquiry to determine whether a purchaser is purchasing for such purchaser's own account as a QIB or for the account of others and not with a view to, or for sale in connection with, the public distribution thereof in any transaction that would be in violation of Federal or state securities laws and, in the case of any purchaser acting on behalf of one or more third parties, it shall make reasonable inquiry to determine that each such third party is a QIB and that the amount being purchased on behalf of each such third party is not less than the authorized minimum denomination of such Notes; provided that the Issuer shall have no duty to make any such inquiry in connection with sales to any Agent or pursuant to offers transmitted to it by any Agent.

          9. Indemnification and Contribution. (a) The Issuer agrees to indemnify and hold harmless the Agent and each person who controls any Agent within the meaning of either the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which any such person may become subject under the law of any jurisdiction insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, in any amendment thereof or supplement thereto or in any information provided by the Issuer and furnished to any purchaser of the Notes pursuant to Section 4(a)(xiii), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Issuer by the person seeking indemnification, or on behalf of another person authorized to do so, specifically for use in connection with the preparation thereof. This indemnity will be in addition to any liability which the Issuer may otherwise have.

          (b) Each Agent, severally and not jointly, agrees to indemnify and hold harmless the Issuer and each person who controls the Issuer within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuer, but only with reference to written information relating the indemnifying party furnished to the Issuer by it, or on its behalf by a person authorized to do so, specifically for use, in the preparation of the Offering Memorandum or any amendment thereof or supplement thereto. This indemnity will be in addition to any liability which any Agent may otherwise have.

          (c)  Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; however, the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of any substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel (which approval shall not be unreasonably withheld), the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), representing the indemnified parties under paragraph (a) of this
Section 9 who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the identified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or
(iii). The indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Issuer and each Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Issuer and any Agent may be subject in such proportion so that each Agent is responsible only for that portion represented by the percentage that the aggregate commissions received by each such Agent pursuant to Section 2 in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold to a Purchaser, the discount to such Purchaser), bears to the aggregate principal amount of such Notes sold, and the Issuer is responsible for the balance; provided, however, that in no case shall any Agent be responsible for any amount in excess of the commissions received by each such Agent in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold to the Purchaser, the discount to such Purchaser). For purposes of this Section 9, each person who controls any Agent within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Agent and each person who controls the Issuer within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer, subject in each case to the proviso to the preceding sentence. No person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim or contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought (which obligation to give notice shall be deemed to be satisfied by the delivery of notice pursuant to paragraph (c) of this Section 9), but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

          10. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 10 or Section 4(a)(ix). This Agreement may be terminated by the Issuer as to any Agent or, in the case of any Agent by such Agent by giving at least 30 days' written notice of such termination to the other parties hereto, at which time the Issuer shall cause
Schedule I hereto to be amended. Notwithstanding any such termination, the rights and liabilities of each party under Sections 2(a)(iv) and (vii), Sections 4(a)(iii), (xiv) and (xvi), Sections 8(a) and (b) (with respect to resales and transfers of Notes), Section 9, Section 11 and any Terms Agreement executed prior to the date of termination hereof shall survive any termination of this Agreement, in whole or in part. In addition, if any termination shall occur either (i) at a time when any Purchaser shall own any Notes, purchased under this Agreement from the Issuer, with the intention of reselling them or (ii) after the Issuer has accepted an offer to purchase Notes and prior to the related settlement, all agreements, terms and conditions relating to the purchase and sale of such Notes shall also remain in effect.

          (b) Each agreement to purchase Notes pursuant to a solicitation by an Agent hereunder, and each agreement by a Purchaser to purchase Notes hereunder, shall be subject to termination in the absolute discretion of such Agent or the Purchaser (as the case may be), by notice given to the Issuer prior to delivery of any payment for Notes to be purchased, if prior to such time (i) trading in any securities issued by the Issuer or by PSC shall have been suspended or halted on any exchange (whether U.S. or foreign), or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such Exchange, or additional material government restrictions, not in force on the date of this Agreement or the date of any Terms Agreement with respect to such Notes, shall have been imposed upon trading in securities generally by such Exchange or by order of the Commission or any court or other governmental authority, (ii) a general banking moratorium shall have been declared by either U.S. Federal or New York State authorities, (iii) there shall have been a lowering in the ratings of any of the Issuer's securities by any Rating Agency or a notice given by any Rating Agency of any intended or potential decrease in any such rating or of any possible change in any such rating where such notice does not indicate the direction of the possible change, or (iv) there shall have occurred, in the reasonable judgment of such Agent or Purchaser (as the case may be), a material change in national or international political, financial or economic conditions that makes it impracticable or inadvisable to market the Notes or to proceed with completion of the sale of and payment for such Notes.

          11.  Representations and Indemnities to Survive.   The respective
agreements, representations, warranties, indemnities and other statements of the Issuer or its officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Agent or by or on behalf of the Issuer or any of the controlling persons referred to in Section 9, and will survive delivery of and payment for the Notes.

          12. Increases in the Amount of the Notes; Extension of Offering Period. The aggregate principal amount of Notes that may be sold by the Issuer may be increased, or the Offering Period may be extended, if permitted under the Indenture of Mortgage, pursuant to (x) a subsequent supplemental indenture to the Indenture of Mortgage and (y) an amendment to this Agreement in the form attached hereto as Exhibit F executed by the Issuer and the Agent named in Schedule I hereto. Upon the execution and delivery of any such amendment, to the extent agreed upon by the Issuer and the Agent, the Issuer shall deliver to such Agent, appropriately updated, (a) a certificate of the Issuer dated as of the date of such amendment to the effect set forth in
Section 5(a)(ii), (b) the opinion of Dilworth, Paxson, Kalish & Kauffman dated the date of such amendment to the effect set forth in
Section 5(a)(iii)(A), (c) the opinion of its Senior Vice President-Law and Administration or General Counsel, dated the Closing Date to the effect set forth in Section 5(a)(iii)(B), (d) the certificate of the Trustee dated the date of such amendment to the effect set forth in Section 5(a)(iv), and (e) the letter of KPMG Peat Marwick dated the date of such amendment to the effect set forth in Section 5(a)(vi), and the Issuer shall furnish to you such further information, certificates and documents as you may reasonably request.

          13. Notices. All communications hereunder will be in writing, and effective only on receipt, or (but only where specifically provided in the Administrative Procedures) by telephone and, if sent to the Agent, will be mailed, delivered, telecopied and confirmed or telexed and confirmed to the Agent, at the address(es) specified in Schedule I hereto; or, if sent to the Issuer, will be mailed, delivered, telecopied and confirmed or telexed and confirmed to it at 762 Lancaster Avenue, Bryn Mawr, PA 19010, Attention:
Chief Financial Officer, (telephone: (215) 527-8000; telecopy:  (215) 645-
1141).

          14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 9, and no other person will have any right or obligation hereunder.

          15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING LAWS GOVERNING CONFLICTS OF LAW).

          16. Counterparts. This Agreement may be signed in counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Issuer and you.

                                        Very truly yours,

                                        PHILADELPHIA SUBURBAN WATER COMPANY,

                                        by: Michael P. Graham
                                            ---------------------------
                                            Name:
                                            Title:

The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

PAINEWEBBER INCORPORATED,

  by: David G. Zahka
      ----------------------
      Name:
      Title:

                   INDEX OF DEFINITIONS

            Term                           Section
            ----                           -------
Accountants                                   1(b)
Administrative Procedures        Introductory Paragraph
Agent                            Introductory Paragraph
Agreement                        Introductory Paragraph
Closing Date                                  2(b)(i)
Commission                                    1(a)
Exchange Act                                  4(a)(viii)
Issuer                           Introductory Paragraph
Material Adverse Effect                       1(c)
Notes                            Introductory Paragraph
Offering Memorandum                           l(a)
Offering Period                  Introductory Paragraph
Paying Agency Agreement          Introductory Paragraph
Pricing Supplement                            1(a)
PSC                              Introductory Paragraph
Purchaser                        Introductory Paragraph
QIBs                                          8(a)
Rating Agency                                 1(c)
Regulation D                     Introductory Paragraph
Rule 144A                                     1(i)
Securities Act                   Introductory Paragraph
Settlement Date                               4(a)(iv)(A)
Terms Agreement                               2(b)(i)
Tranche                          Introductory Paragraph
you                              Introductory Paragraph

                                   SCHEDULE I




1.   PaineWebber Incorporated
     1285 Avenue of the Americas
     New York, N.Y. 10019

     Telephone: (212) 713-3130
     Fascimile: (212) 713-4040

     Attention of: David G. Zahka

                                  SCHEDULE II

          The Issuer agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by the Agent, and to pay the Purchaser a commission in the form of a discount to the purchase price equal to the following percentage of the principal amount of each Note purchased by a Purchaser under Section 2(b):


Term                                       Commission Rate
- ----                                       ---------------

Twelve months to less than two years            0.100%

Two years to less than three years              0.125%

Three years to less than four years             0.275%

Four years to less than five years              0.375%

Five years to less than six years               0.450%

Six years to less than seven years              0.500%

Seven years to less than ten years              0.550%

Ten years to less than fifteen years            0.600%

Fifteen years to less than twenty years         0.700%

Twenty years to not more than thirty years      0.750%

                                                                       EXHIBIT A


         MEDIUM TERM NOTE ADMINISTRATIVE PROCEDURES

                       March 30, 1995


          First Mortgage Bonds, Medium Term Note Series, Subseries __ (the "Notes"), due from one year to thirty years, are to be offered on a continuing basis during the two year period from March 17, 1995 through March 16, 1997. The Agent or Agents listed on Schedule I to the Placement Agency Agreement (collectively, the "Agent") have agreed to use reasonable efforts to solicit offers to purchase Notes in fully registered form. The Agent may also purchase Notes as principal for resale, but no Agent will be obligated to purchase Notes for its own account.

          The Notes are being sold pursuant to a Placement Agency Agreement between the Issuer and the Agent dated as of the date hereof (the "Placement Agency Agreement"). The Notes will be issued under and secured in accordance with the Twenty-Ninth Supplemental Indenture dated as of March 1, 1995 (the "Supplemental Indenture") to the Indenture of Mortgage dated as of January 1, 1941 (the "Indenture of Mortgage") between the Issuer and CoreStates Bank, N.A. (as successor in interest to The Pennsylvania Company for Insurance on Lives and Granting Annuities), as Trustee (the "Trustee").

          All Notes shall be represented by Global Securities (as defined hereinafter) registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), and beneficial ownership of such Notes will be represented and maintained in book-entry form on the books of DTC (the "Book-Entry Notes"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. However, if DTC is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Issuer within 90 days, the Issuer will issue Notes in definitive registered form (the "Certificated Notes") in exchange for the Global Security or Securities representing such Notes. In addition, the Issuer may at any time and in its sole discretion determine not to have some of or all the Notes represented by one or more Global Securities and, in such event, will issue Notes in definitive registered form in exchange for all of the Global Securities representing such Notes. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of Certificated Notes represented by such Global Security equal in amount to that represented by such beneficial interest and to have such Certificated Notes registered in its name.

          The procedures to be followed during, and the specific terms of, the solicitation of offers by each Agent and the sale as a result thereof by the Issuer are explained below. Administrative and record-keeping responsibilities will be handled for the Issuer by its Treasurer. The Issuer will advise each Agent and the Trustee in writing of those persons handling administrative responsibilities with whom the Agent and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery. The Issuer will promptly advise each Agent and the Trustee in writing if any such person shall cease to handle such responsibilities or of the authorization of any additional person to handle such responsibilities.

          Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Capitalized terms not defined herein shall have the meanings assigned in the Placement Agency Agreement or, if not defined therein, in the Supplemental Indenture or the Offering Memorandum. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture of Mortgage, the Supplemental Indenture, DTC's operating requirements or the Placement Agency Agreement, the relevant provisions of the Notes, the Indenture of Mortgage, the Supplemental Indenture, DTC's operating requirements and the Placement Agency Agreement shall control.


                                     PART I

                         Administrative Procedures for
                                Book-Entry Notes

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, unless certain duties are otherwise designated to a duly authorized paying agent, in accordance with its respective obligations under a Letter of Representations from the Issuer and the Trustee to DTC dated as of the date hereof and a Medium Term Note Certificate Agreement between the Trustee and DTC dated as of November 28, 1990, as amended, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:              On any date of settlement (as defined
                       under "Settlement" below) for one or
                       more Notes, the Issuer will issue a
                       single global security in fully
                       registered form without coupons (a
                       "Global Security") representing all
                       such Notes that have the same rank
                       (senior or subordinated), original
                       issue date, original issue discount
                       provisions, if any, Interest Payment
                       Dates, Record Dates, Interest Payment
                       Period, redemption provisions, if
                       any, Maturity Date, and interest rate
                       (collectively, the "Terms").  Each
                       Global Security will be dated and
                       issued as of the date of its
                       authentication by the Trustee.  Each
                       Global Security will bear an original
                       issue date, which will be (i) with
                       respect to an original Global
                       Security (or any portion thereof),
                       the original issue date specified in
                       such Global Security and (ii)
                       following a consolidation of Global
                       Securities, with respect to the
                       Global Security resulting from such
                       consolidation, the most recent Interest
                       Payment Date to which interest
                       has been paid or duly provided for on
                       the predecessor Global Securities,
                       regardless of the date of
                       authentication of such resulting
                       Global Security.  No Global Security
                       will represent any Certificated Note.

Identification         The Issuer has arranged with the
Numbers:               CUSIP Service Bureau of Standard &
                       Poor's Corporation (the "CUSIP
                       Service Bureau") for the reservation
                       of one series of CUSIP numbers, which
                       consists of approximately 900 CUSIP
                       numbers and relates to Global
                       Securities representing Book-Entry
                       Notes.  The Issuer has obtained from
                       the CUSIP Service Bureau a written
                       list of such reserved CUSIP numbers,
                       which the Issuer shall deliver to the
                       Trustee and DTC.  The Issuer will
                       assign CUSIP numbers to Global
                       Securities as described below under
                       Settlement Procedure "B".  DTC will
                       notify the CUSIP Service Bureau
                       periodically of the CUSIP numbers
                       that the Issuer has assigned to
                       Global Securities.  At any time when
                       fewer than 100 of the reserved CUSIP
                       numbers remain unassigned to Global
                       Securities for either series, if it
                       deems necessary, the Issuer will
                       reserve additional CUSIP numbers for
                       assignment to Global Securities.
                       Upon obtaining such additional CUSIP
                       numbers, the Issuer shall deliver a
                       list of such additional CUSIP numbers
                       to the Trustee and DTC.

Registration:          Global Securities will be issued only
                       in fully registered form without coupons.
                       Each Global Security will be
                       registered in the name of Cede & Co.,
                       as nominee for DTC, on the securities
                       register for the Notes maintained
                       under the Indenture of Mortgage.  The
                       beneficial owner of a Book-Entry Note
                       (or one or more indirect participants
                       in DTC designated by such owner) will
                       designate one or more participants in
                       DTC (with respect to such Book-Entry
                       Note, the "Participants") to act as
                       agent or agents for such owner in
                       connection with the book-entry system
                       maintained by DTC, and DTC will
                       record in book-entry form, in
                       accordance with instructions provided
                       by such Participants, a credit
                       balance with respect to such
                       beneficial owner in such Book-Entry
                       Note in the account of such
                       Participants.  The ownership interest
                       of such beneficial owner (or such
                       participant) in such Book-Entry Note
                       will be recorded through the records
                       of such Participants or through the
                       separate records of such Participants
                       and one or more indirect participants
                       in DTC.

Transfers:             Transfers of a Book-Entry Note will
                       be accomplished by book entries made
                       by DTC and, in turn, by Participants
                       (and, in certain cases, one or more
                       indirect participants in DTC) acting
                       on behalf of beneficial transferors
                       and transferees of such Note.

Exchanges:             The Trustee may deliver to DTC and
                       the CUSIP Service Bureau at any time
                       a written notice of consolidation (a
                       copy of which shall be attached to
                       the resulting Global Security
                       described below) specifying (i) the
                       CUSIP numbers of two or more
                       Outstanding Global Securities that
                       represent fixed rate Notes having the
                       same Terms and for which interest has
                       been paid to the same date, (ii) a
                       date, occurring at least thirty (30)
                       days after such written notice is
                       delivered and at least thirty (30)
                       days before the next Interest Payment
                       Date for such Book-Entry Notes, on
                       which such Global Securities shall be
                       exchanged for a single replacement
                       Global Security and (iii) the single
                       CUSIP number to be assigned to such
                       replacement Global Security (which
                       shall be the CUSIP number previously
                       assigned to the Global Security with
                       the earliest date of issuance).  Upon
                       receipt of such a notice, DTC will
                       send to its Participants (including
                       the Trustee) a written reorganization
                       notice to the effect that such exchange
                       will occur on such date.
                       Prior to the specified exchange date,
                       the Trustee will deliver to the CUSIP
                       Service Bureau a written notice
                       setting forth such exchange date and
                       such single CUSIP number and stating
                       that, as of such exchange date, the
                       CUSIP numbers of the individual
                       Global Securities not assigned to the
                       replacement Global Security will no
                       longer be valid.  On the specified
                       exchange date, the Trustee will
                       exchange such Global Securities for a
                       single Global Security bearing the
                       single CUSIP number and the CUSIP
                       numbers of the individual Global
                       Securities not assigned will, in
                       accordance with CUSIP Service Bureau
                       procedures, be retired and not reassigned.
                       Notwithstanding the foregoing, if the
                       Global Securities to be exchanged exceed
                       $150,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $150,000,000 of principal amount of the exchanged
                       Global Securities and an additional
                       Global Security will be authenticated
                       and issued to represent any remaining
                       principal amount of such Global Securities
                      (see "Denominations" below).

Maturities:            Each Book-Entry Note will mature on a
                       date not less than one year nor more
                       than thirty years after the
                       settlement date for such Note.

Denomination:          Book-Entry Notes will be issued in a
                       minimum principal amount of $100,000
                       or an integral multiple of $1,000 in
                       excess thereof.  Global Securities
                       will be denominated in principal
                       amounts not in excess of
                       $150,000,000.  If one or more Book-
                       Entry Notes having an aggregate
                       principal amount in excess of
                       $150,000,000 would, but for the
                       preceding sentence, be represented by
                       a single Global Security, then one
                       Global Security will be authenticated
                       and issued to represent each
                       $150,000,000 principal amount of such
                       Book-Entry or Notes and an additional
                       Global Security will be authenticated
                       and issued to represent any remaining
                       principal amount of such Book-Entry
                       Note or Notes.  In such a case, each
                       of the Global Securities representing
                       such Book-Entry Note or Notes shall
                       be assigned the same CUSIP number.

Interest:              General. Interest, if any, on each
                       Book-Entry Note will accrue from the
                       original issue date for the first
                       interest period or the last date to
                       which interest has been paid, if any,
                       for each subsequent interest period,
                       on the Global Security representing
                       such Book-Entry Note, and will be
                       calculated and paid in the manner
                       described in such Book-Entry Note and
                       in the Offering Memorandum (as
                       defined in the Placement Agency
                       Agreement), as supplemented by the
                       applicable Pricing Supplement
                       thereto.  Unless otherwise specified
                       therein, each payment of interest on
                       a Book-Entry Note will include
                       interest accrued up to but excluding
                       the Interest Payment Date or up to
                       but excluding the Maturity Date.
                       Interest payable upon Maturity of a
                       Book-Entry Note will be payable to
                       the Person to whom the principal of
                       such Note is payable.  Standard &
                       Poor's Corporation will use the
                       information received in the pending
                       deposit message described under
                       Settlement Procedure "C" below in order
                       to include the amount of any interest
                       payable and certain other information
                       regarding the related Global Security
                       in the appropriate (daily or weekly)
                       bond report published by Standard &
                       Poor's Corporation.

                       Record Dates.  The Record Date with
                       respect to any Interest Payment Date
                       shall be the May 1 or November 1
                       immediately preceding such Interest
                       Payment Date, whether or not such
                       date shall be a Business Day.

                       Interest Payment Dates.  Interest
                       payments will be made semiannually on
                       May 15 and November 15 of each year
                       and at Maturity; provided, however,
                       that in the case of a Book-Entry Note
                       issued between a Record Date and an
                       Interest Payment Date, or on an
                       Interest Payment Date, the first
                       interest payment will be made on the
                       Interest Payment Date following the
                       next succeeding Record Date.  If any
                       Interest Payment Date for a Book-
                       Entry Note is not a Business Day, the
                       payment due on such day shall be made
                       on the next succeeding Business Day
                       and no interest shall accrue on such
                       payment for the period from and after
                       such Interest Payment Date.

Calculation of         Book-Entry Notes.  Interest on Book-
Interest:              Entry Notes (including interest for
                       partial periods) will be calculated
                       on the basis of a 360-day year of
                       twelve 30-day months.

Payments of            Payment of Interest Only.  Promptly
Principal and          after each Record Date, the Trustee
Interest:              will deliver to the Issuer and DTC a
                       written notice setting forth, by
                       CUSIP number, the amount of interest
                       to be paid on each Global Security on
                       the following Interest Payment Date
                       (other than an Interest Payment Date
                       coinciding with Maturity) and the
                       total of such amounts.  DTC will
                       confirm the amount payable on each
                       Global Security on such Interest
                       Payment Date by reference to the
                       appropriate (daily or weekly) bond
                       reports published by Standard &
                       Poor's Corporation.  The Issuer will
                       pay to the Trustee, as paying agent,
                       the total amount of interest due on
                       such Interest Payment Date (other
                       than at Maturity), and the Trustee
                       will pay such amount to DTC, at the
                       times and in the manner set forth
                       below under "Manner of Payment".

                       Payments at Maturity.  On or about
                       the last Business Day of each month,
                       the Trustee will deliver to the
                       Issuer and DTC a written list of
                       principal, premium (if any) and
                       interest to be paid on each Global
                       Security maturing (on a Maturity or
                       Redemption Date or otherwise) in the
                       following month.  The Trustee, the
                       Issuer and DTC will confirm the
                       amounts of such principal, premium
                       (if any) and interest payments with
                       respect to each such Global Security
                       on or about the fifth Business Day
                       preceding the Maturity of such Global
                       Security.  On or before the Maturity
                       Date, the Issuer will pay to the
                       Trustee, as paying agent, the principal
                       amount of such Global Security,
                       together with any premium and
                       interest due at such Maturity.  The
                       Trustee will pay such amount to DTC
                       at the times and in the manner set
                       forth below under "Manner of
                       Payment".  If any Maturity of a
                       Global Security representing Book-
                       Entry Notes is not a Business Day, the
                       payment due on such day shall be made
                       on the next succeeding Business Day
                       and no interest shall accrue on such
                       payment for the period from and after
                       such Maturity.  Promptly after
                       payment to DTC of the principal,
                       premium (if any) and interest due at
                       Maturity of such Global Security, the
                       Trustee will cancel such Global

                       Security in accordance with the
                       Indenture of Mortgage and so advise
                       the Issuer.  On the first Business
                       Day of each month, the Trustee will
                       deliver to the Issuer a written
                       statement indicating the total
                       principal amount of Outstanding
                       Global Securities as of the
                       immediately preceding Business Day.

                       Manner of Payment.  The total amount
                       of any principal, premium (if any)
                       and interest due on Global Securities
                       on any Interest Payment Date or at
                       Maturity shall be paid by the Issuer
                       to the Trustee in immediately
                       available funds no later than 9:30
                       a.m. (New York City time) on such
                       date.  The Issuer will make such
                       payment on such Global Securities by
                       wire transfer of funds available for
                       immediate use to the Trustee.  The
                       Issuer will confirm any such instructions in writing to the Trustee. Prior to 10:00 a.m. (New York City time) on the date of Maturity or as soon as possible thereafter, the
                       Trustee will pay, from funds received
                       by the Issuer, by separate wire
                       transfer (using Fedwire message entry
                       instructions in a form previously
                       specified by DTC) to an account at
                       the Federal Reserve Bank of New York
                       previously specified by DTC, in funds
                       available for immediate use by DTC,
                       each payment of principal (together
                       with any premium and interest
                       thereon) due on a Global Security on
                       such date.  On each Interest Payment
                       Date (other than at Maturity),
                       interest payments shall be made to
                       DTC, in funds available for immediate
                       use by DTC, in accordance with
                       existing arrangements between the
                       Trustee and DTC.  On each such date,
                       DTC will pay, in accordance with its
                       SDFS operating procedures then in
                       effect, such amounts in funds available
                       for immediate use to the respective
                       Participants in whose names the
                       Book-Entry Notes represented by such
                       Global Securities are recorded in the
                       book-entry system maintained by DTC.
                       Neither the Issuer (as issuer or as
                       paying agent) nor the Trustee shall
                       have any direct responsibility or
                       liability for the payment by DTC to
                       such Participants of the principal of
                       and interest on the Book-Entry Notes.

                       Withholding Taxes.  The amount of any
                       taxes required under applicable law
                       to be withheld from any interest
                       payment on a Book-Entry Note will be
                       determined and withheld by the
                       Participant, indirect participant in
                       DTC or other Person responsible for
                       forwarding payments and materials
                       directly to the beneficial owner of
                       such Note.

Procedure for Rate     The Issuer and the Agent will
Setting and            discuss from time to time the
Posting:               aggregate principal amount of, the
                       issuance price of, and the interest
                       rates to be borne by, Book-Entry
                       Notes that may be sold as a result of
                       the solicitation of orders by the
                       Agent.  If the Issuer decides to set
                       prices of, and rates borne by, any
                       Book-Entry Notes in respect of which
                       the Agent are to solicit orders (the
                       setting of such prices and rates to
                       be referred to herein as "posting")
                       or if the Issuer decides to change
                       prices or rates previously posted by
                       it, it will promptly advise the Agent
                       of the prices and rates to be posted.

Acceptance and         Unless otherwise instructed by the
Rejection of           Issuer, each Agent will advise the
Orders:                Issuer promptly by telephone of all
                       orders to purchase Book-Entry Notes
                       received by such Agent, other than
                       those rejected by it in whole or in
                       part in the reasonable exercise of
                       its discretion.  The Issuer has the
                       right to accept orders to purchase
                       Book-Entry Notes and may reject any
                       such orders in whole or in part.

Preparation of         If any order to purchase a Book-
Pricing Supplement:    Entry Note is accepted by or on
                       behalf of the Issuer, the Issuer,
                       with the approval of the Presenting
                       Agent (defined below) will prepare a
                       supplement (a "Pricing Supplement")
                       reflecting the terms of such Book-
                       Entry Note and will supply at least
                       ten copies thereof (and additional
                       copies if requested) to the Agent
                       which presented the order (the
                       "Presenting Agent") at the address set
                       forth on Schedule I to the Placement
                       Agency Agreement, and one copy
                       thereof to the Trustee, to be
                       delivered by overnight courier or
                       telecopy to arrive no later than
                       11:00 a.m., New York City time, on
                       the Business Day following the date
                       of acceptance.

                       The Presenting Agent will cause an
                       Offering Memorandum and Pricing
                       Supplement to be delivered to the
                       purchaser of such Book-Entry Note.

                       Outdated Pricing Supplements (other
                       than those retained for files), will
                       be destroyed.

Suspension of          The Issuer may instruct each Agent
Solicitation           to suspend at any time, for any
                       period of time or permanently, the
                       solicitation of orders to purchase
                       Book-Entry Notes.  Upon receipt of
                       such instructions, each Agent will
                       forthwith suspend solicitation until
                       such time as the Issuer has advised
                       them that such solicitation may be
                       resumed.

                       In the event that at the time the
                       Issuer suspends solicitation of
                       purchases there shall be any orders
                       outstanding for settlement, the
                       Issuer will promptly advise each
                       Agent and the Trustee whether such
                       orders may be settled and whether
                       copies of the Offering Memorandum as
                       in effect at the time of the
                       suspension, together with the
                       appropriate Pricing Supplement, may be
                       delivered in connection with the
                       settlement of such orders.  The Issuer
                       will have the sole responsibility for
                       such decision and for any
                       arrangements that may be made in the
                       event that the Issuer determines that
                       such orders may not be settled or
                       that copies of such Offering
                       Memorandum or Pricing Supplement may
                       not be so delivered.

Procedure For          When the Issuer has determined to
Rate Changes:          change the interest rates of Book-
                       Entry Notes being offered, it will
                       promptly advise each Agent and each
                       Agent will forthwith suspend
                       solicitation of orders.  Each Agent
                       will telephone the Issuer with
                       recommendations as to the changed
                       interest rates.  At such time as the
                       Issuer has advised the Agent of the
                       new interest rates, the Agent may resume solicitation of orders. Until such time only "indications of interest" may be recorded.

Delivery of            A copy of the Offering Memorandum and
Offering               any Pricing Supplement relating to a
Memorandum:            Book-Entry Note must accompany or
                       precede the earliest of any written
                       offer of such Book-Entry Note,
                       confirmation of the purchase of such
                       Book-Entry Note and payment for such
                       Book-Entry Note by its purchaser.  If
                       notice of a change in the terms of
                       the Book-Entry Notes is received by
                       the Agent between the time an order
                       for a Book-Entry Note is placed and
                       the time written confirmation thereof
                       is sent by the Presenting Agent to a
                       customer or his agent, such
                       confirmation shall be accompanied by
                       a Offering Memorandum and Pricing
                       Supplement setting forth the terms in
                       effect when the order was placed.
                       Subject to "Suspension of
                       Solicitation" above, the Presenting
                       Agent will deliver a Offering
                       Memorandum and Pricing Supplement as
                       herein described with respect to each
                       Book-Entry Note sold by it.  The
                       Issuer will make such delivery if
                       such Book-Entry Note is sold directly
                       by the Issuer to a purchaser (other
                       than an Agent).

Confirmation:          For each order to purchase a Book-
                       Entry Note solicited by any Agent and
                       accepted by or on behalf of the
                       Issuer, the Presenting Agent will issue
                       a confirmation to the purchaser, with
                       a copy to the Issuer, setting forth
                       the details set forth above and
                       delivery and payment instructions.

Settlement:            The receipt by the Issuer of
                       immediately available funds in
                       payment for a Book-Entry Note and the
                       authentication and issuance of the
                       Global Security representing such
                       Book-Entry Note shall constitute
                       "settlement" with respect to such
                       Book-Entry Note.  All orders accepted
                       by the Issuer will be settled on the
                       tenth Business Day following the date
                       of sale of such Book-Entry Note
                       pursuant to the timetable for
                       settlement set forth below unless the
                       Issuer and the purchaser agree to
                       settlement on another day which shall
                       be no earlier than one Business Day
                       following the date of sale.

Settlement             Procedures with regard to each Book-
Procedures:            Entry Note sold by the Issuer through
                       any Agent, as agent, shall be as
                       follows:

                       A.   The Presenting Agent will advise
                            the Issuer by telephone of the
                            following settlement
                            information:

                            1.   Principal amount.

                            2.   Maturity Date.

                            3.   The interest rate.

                            4.   Interest Payment Dates and
                                 the Interest Payment
                                 Period.

                            5.   Redemption or repayment
                                 provisions, if any.

                            6.   Settlement date.

                            7.   Price.

                            8.   The Presenting Agent's DTC
                                 participant account number
                                 and commission, determined
                                 as provided in Section 2 of
                                 the Placement Agency
                                 Agreement.

                            9.   Whether such Book-Entry
                                 Note is issued at an
                                 original issue discount
                                 ("OID") and, if so, the
                                 total amount of OID, the
                                 yield to maturity and the
                                 initial accrual period OID.

                       B.   The Issuer will assign a CUSIP
                            number to the Global Security
                            representing such Book-Entry
                            Note and then advise the Trustee
                            and the Presenting Agent by
                            telephone (confirmed in writing
                            at any time on the same date) or
                            electronic transmission of the
                            information set forth in
                            Settlement Procedure "A" above,
                            such CUSIP number and the name
                            of the Presenting Agent.

                       C.   The Trustee will enter a pending
                            deposit message through DTC's
                            Participant Terminal System
                            providing the settlement
                            information to DTC specified in
                            the Letter of Representations
                            from the Issuer and the Trustee
                            to DTC dated as of the date
                            hereof.

                       D.   To the extent the Issuer has not
                            already done so, the Issuer will
                            deliver to the Trustee a Global
                            Security in a form that has been
                            approved by the Issuer, the
                            Agent and the Trustee.

                       E.   The Trustee will complete such
                            Global Security, stamp the
                            appropriate legend, as
                            instructed by DTC, if not
                            already set forth thereon, and
                            authenticate the Global Security
                            representing such Book-Entry
                            Note in accordance with the
                            terms of the written order of
                            the Issuer then in effect.

                       F.   DTC will credit such Book-Entry
                            Note to the Trustee's
                            participant account at DTC.

                       G.   Upon delivery of the pending
                            deposit message referenced in
                            "C" above, an SDFS deliver order
                            through DTC's Participant
                            Terminal System will be created
                            instructing DTC to debit such
                            Book-Entry Note to the Trustee's
                            participant account and credit
                            such Book-Entry Note to the
                            Presenting Agent's participant
                            account and debit the Presenting
                            Agent's settlement account and
                            credit the Trustee's settlement
                            account for an amount equal to
                            the price of such Book-Entry
                            Note less the Presenting Agent's
                            commission.  The entry of such a
                            pending deposit message by the
                            Trustee shall constitute a
                            representation and warranty by
                            the Trustee to DTC that (i) the
                            Global Security representing
                            such Book-Entry Note has been
                            issued and authenticated and
                            (ii) the Trustee is holding such
                            Global Security pursuant to the
                            Medium Term Note Certificate
                            Agreement between the Trustee
                            and DTC.

                       H.   The Presenting Agent will enter
                            an SDFS deliver order through
                            DTC's Participant Terminal
                            System instructing DTC (i) to
                            debit such Book-Entry Note to
                            the Presenting Agent's
                            participant account and credit
                            such Book-Entry Note to the
                            participant accounts of the
                            Participants with respect to such

                            Book-Entry Note and (ii) to
                            debit the settlement accounts of
                            such Participants and credit the
                            settlement account of the
                            Presenting Agent for an amount
                            equal to the price of such Book-
                            Entry Note.

                       I.   Transfers of funds in accordance
                            with SDFS deliver orders
                            described in Settlement
                            Procedures "G" and "H" will be
                            settled in accordance with SDFS
                            operating procedures in effect
                            on the settlement date.

                       J.   The Trustee will, upon receipt
                            of funds from the Agent in
                            accordance with Settlement
                            Procedure "G", credit to an
                            account of the Issuer maintained
                            at Mellon Bank, N.A., funds
                            available for immediate use in
                            the amount transferred to the
                            Trustee in accordance with
                            Settlement Procedure "G".
                            However, the Trustee shall not
                            credit the account of the Issuer
                            unless and until the Trustee has
                            confirmed receipt of the funds in the
                            appropriate amount transferred in
                            accordance with Settlement Procedure "G".

                       K.   The Presenting Agent will
                            confirm the purchase of
                            such Book-Entry Note to
                            the purchaser either by
                            transmitting to the
                            Participants with respect
                            to such Book-Entry Note a
                            confirmation order or orders through
                            DTC's institutional delivery
                            system or by mailing a
                            written confirmation
                            to such purchaser.

Settlement             For orders of Book-Entry Notes
Procedures             solicited by any Agent and accepted
Timetable:             by the Issuer for settlement on the
                       Business Day after the sale date,
                       Settlement Procedures "A" through "K"
                       set forth above shall be completed as
                       soon as possible but not later than
                       the respective times (New York City
                       time) set forth below:

                       Settlement
                       Procedure           Time
                       ----------          ----
                            A    11:00 a.m. on the sale date

                            B    12:00 Noon on the sale
                                 date

                            C    2:00 p.m. on the sale date

                            D    3:00 p.m. on the day before
                                 settlement

                            E    9:00 a.m. on settlement
                                 date

                            F    10:00 a.m. on settlement
                                 date

                            G-H  2:00 p.m. on settlement
                                 date

                            I    4:30 p.m. on settlement
                                 date

                            J-K  5:00 p.m. on settlement
                                 date

                       If a sale is to be settled more than
                       one Business Day after the sale date,
                       Settlement Procedures "A", "B" and
                       "C" shall be completed as soon as
                       practicable but no later than 11:00
                       a.m. and 12:00 Noon on the first
                       Business Day after the sale date and
                       no later than 2:00 p.m. on the
                       Business Day before the settlement
                       date, respectively.  Settlement
                       Procedure "I" is subject to extension
                       in accordance with any extension of
                       Fedwire closing deadlines and in the
                       other events specified in SDFS
                       operating procedures in effect on the
                       settlement date.

                       If settlement of a Book-Entry Note is
                       rescheduled or canceled, the Trustee
                       will deliver to DTC, through DTC's
                       Participant Terminal System, a
                       cancellation message to such effect
                       by no later than 2:00 p.m. on the
                       Business Day immediately preceding
                       the scheduled settlement date.

Failure to             If the Trustee has not entered an
Settle:                SDFS deliver order with respect to a
                       Book-Entry Note pursuant to
                       Settlement Procedure "G", then, upon
                       written request (which may be by
                       telecopy) of the Issuer, the Trustee
                       shall deliver to DTC, through DTC's

                       Participant Terminal System, as soon
                       as practicable, a withdrawal message
                       instructing DTC to debit such Book-
                       Entry Note to the Trustee's
                       participant account.  DTC will
                       process the withdrawal message,
                       provided that the Trustee's participant
                       account contains a principal
                       amount of the Global Security
                       representing such Book-Entry Note that
                       is at least equal to the principal
                       amount to be debited.  If a
                       withdrawal message is processed with
                       respect to all the Book-Entry Notes
                       represented by a Global Security, the
                       Trustee will cancel such Global
                       Security in accordance with the
                       Indenture of Mortgage and so advise
                       the Issuer, and will make appropriate
                       entries in its records.  The CUSIP
                       number assigned to such Global
                       Security shall, in accordance with
                       CUSIP Service Bureau procedures, be
                       canceled and not immediately
                       reassigned.  If a withdrawal message
                       is processed with respect to one or
                       more, but not all, of the Book-Entry
                       Notes represented by a Global
                       Security, the Trustee will exchange
                       such Book-Entry Note for two Global
                       Securities, one of which shall
                       represent such Book-Entry Notes and
                       shall be canceled immediately after
                       issuance and the other of which shall
                       represent the other Book-Entry Notes
                       previously represented by the
                       surrendered Global Security and shall
                       bear the CUSIP number of the
                       surrendered Global Security.

                       If the purchase price for any Book-
                       Entry Note is not timely paid to the
                       Participants with respect to such
                       Note by the beneficial purchaser
                       thereof (or a Person, including an
                       indirect participant in DTC, acting
                       on behalf of such purchaser), such
                       Participants and, in turn, the
                       Presenting Agent may enter SDFS
                       deliver orders through DTC's
                       Participant Terminal System debiting
                       such Note to such Presenting Agent's
                       participant account and crediting
                       such Note free to the participant
                       account of the Trustee and shall
                       notify the Trustee and the Issuer
                       thereof.  Thereafter, the Trustee (i)
                       will promptly notify the Issuer
                       thereof, once the Trustee has
                       confirmed that such Note has been
                       credited to its participant account,
                       and the Issuer shall immediately
                       transfer by Fedwire (in immediately
                       available funds) to such Agent an
                       amount equal to the price of such
                       Note which was previously credited to
                       the account of the Issuer maintained
                       at Mellon Bank, N.A., or wire
                       transferred at the Issuer's direction
                       in accordance with Settlement
                       Procedure J and (ii) the Trustee will
                       deliver the withdrawal message and
                       take the related actions described in
                       the preceding paragraph.  If such
                       failure shall have occurred for any
                       reason other than a default by the
                       Presenting Agent in the performance
                       of its obligations hereunder and
                       under the Placement Agency Agreement,
                       then the Issuer will reimburse the
                       Presenting Agent or the Trustee, as
                       applicable, on an equitable basis for
                       the loss of the use of the funds
                       during the period when they were
                       credited to the account of the
                       Issuer.

                       Notwithstanding the foregoing, upon
                       any failure to settle with respect to
                       a Book-Entry Note, DTC may take any
                       actions in accordance with its SDFS
                       operating procedures then in effect.
                       In the event of a failure to settle
                       with respect to one or more, but not
                       all, of the Book-Entry Notes to have
                       been represented by a Global
                       Security, the Trustee will provide,
                       in accordance with Settlement
                       Procedure "E", for the authentication
                       and issuance of a Global Security
                       representing the other Book-Entry
                       Notes to have been represented by
                       such Global Security and will make
                       appropriate entries in its records.

Trustee Not to Risk    Nothing herein shall be deemed to
Funds:                 require the Trustee to risk or expend
                       its own funds in connection with any
                       payment to the Issuer, DTC, the Agent
                       or the purchaser, it being understood
                       by all parties that payments made by
                       the Trustee to the Issuer, DTC, the
                       Agent or the purchaser shall be made
                       only to the extent that funds are
                       provided to the Trustee for such
                       purpose.

Authenticity of        The Issuer will cause the Trustee to
Signatures:            furnish the Agent from time to time
                       with the specimen signatures of each
                       of the Trustee's officers, employees
                       or agents who have been authorized by
                       the Trustee to authenticate Book-
                       Entry Notes, but no Agent will have
                       any obligation or liability to the
                       Issuer or the Trustee in respect of
                       the authenticity of the signature of
                       any officer, employee or agent of the
                       Issuer or the Trustee on any Book-
                       Entry Note.

Payment of             Each Agent shall forward to the
Expenses:              Issuer, on a monthly basis, a
                       statement of the out-of-pocket expenses
                       incurred by such Agent during that
                       month that are reimbursable to it
                       pursuant to the terms of the
                       Placement Agency Agreement.  The
                       Issuer will remit payment to each
                       Agent currently on a monthly basis.

Advertising            The Issuer will determine with the
Costs:                 Agent the amount of advertising that
                       may be appropriate in soliciting
                       offers to purchase the Book-Entry
                       Notes.  Advertising expenses will be
                       paid by the Issuer.

Periodic Statements    Periodically, upon written request,
from the Trustee:      the Trustee will send to the Issuer a
                       statement setting forth the principal
                       amount of Book-Entry Notes
                       outstanding as of that date and
                       setting forth a brief description of
                       any sales of Book-Entry Notes which
                       the Issuer has advised the Trustee
                       but which have not yet been settled.

Restrictions on        No Note may be resold or transferred
Transfers:             in any manner that does not comply
                       with the applicable restrictions on
                       resale or transfer or the procedures
                       required for resale or transfer set
                       forth in the Offering Memorandum, the
                       Placement Agency Agreement and on the
                       Note certificate.

Business Day:          As used herein, "Business Day" means
                       any day other than a Saturday or
                       Sunday or a day on which the Trustee
                       or banks in New York, New York are
                       generally authorized or obligated by
                       law or executive order to close.

                                    PART II

                Administrative Procedures for Certificated Notes

          The Trustee will serve as registrar and transfer agent, authenticating agent and paying agent in connection with the Certificated Notes, unless a paying agent is duly appointed by the Issuer to carry out certain duties.

Issuance:              Each Certificated Note will be dated
                       and issued as of the date of its
                       authentication by the Trustee.  Each
                       Certificated Note will bear an
                       Original Issue Date, which will be (i)
                       with respect to an original
                       Certificated Note (or any portion
                       thereof), its original issuance date
                       (which will be the settlement date)
                       and (ii) with respect to any
                       Certificated Note (or portion
                       thereof) issued subsequently upon
                       transfer or exchange of a Certificated
                       Note or in lieu of a destroyed, lost or
                       stolen Certificated Note, the Original
                       Issue Date of the predecessor Certificated
                       Note, regardless of the date of
                       authentication of such subsequently
                       issued Certificated Note.

Registration:          Certificated Notes will be issued
                       only in fully registered form without
                       coupons.

Transfers and          A Certificated Note may be presented
Exchanges:             for transfer or exchange at the
                       office designated by the Trustee
                       located in New York, New York, or at
                       such other office as the Issuer may
                       designate.  Certificated Notes will
                       be exchangeable for other
                       Certificated Notes having identical
                       terms but different authorized
                       denominations without service charge.
                       Certificated Notes will not be
                       exchangeable for Book-Entry Notes.

Maturities:            Each Certificated Note will mature on
                       a date not less than one year nor
                       more than thirty years after the
                       Original Issue Date (the settlement
                       date) for such Note.

Denominations:         The denomination of any Certificated
                       Note denominated in U.S. dollars will
                       be a minimum of $100,000 or any
                       amount in excess thereof that is an
                       integral multiple of $1,000.

Interest:              General. Interest, if any, on each
                       Certificated Note will accrue from
                       the Original Issue Date for the first
                       interest period or the last date to
                       which interest has been paid, if any,
                       for each subsequent interest period,
                       and will be calculated and paid in
                       the manner described in such Note and
                       in the Offering Memorandum, as
                       supplemented by the applicable
                       Pricing Supplement.  Unless otherwise
                       specified therein, each payment of
                       interest on a Certificated Note will
                       include interest accrued up to but
                       excluding the Interest Payment Date
                       or up to but excluding the Maturity
                       Date.

                       Record Dates.  The Record Date with
                       respect to any Interest Payment Date
                       shall be the May 1 or November 1
                       immediately preceding such Interest
                       Payment Date, whether or not such
                       date shall be a Business Day.

                       Interest Payment Dates.  Unless
                       otherwise specified pursuant to
                       Settlement Procedure "A" below, interest payments will be made semiannually on May 15 and November 15 of each year and at Maturity; provided, however, that in the case of a Certificated
                       Note issued between a Record Date and
                       an Interest Payment Date, or on an
                       Interest Payment Date, the first
                       interest payment will be made on the
                       Interest Payment Date following the
                       next succeeding Record Date.  If any
                       Interest Payment Date for, or the
                       Maturity of, a Certificated Note is
                       not a Business Day, the payment due
                       on such day shall be made on the next
                       succeeding Business Day and no
                       interest shall accrue on such payment
                       for the period from and after such
                       Interest Payment Date or Maturity, as
                       the case may be.

Calculation of         Certificated Notes.  Interest on
Interest:              Certificated Notes (including
                       interest for partial periods) will be
                       calculated on the basis of a 360-day
                       year of twelve 30-day months.

Payments of            No later than 11:00 a.m. on the due
Principal and          date for any payment of principal,
Interest:              premium (if any) or interest on each
                       Certificated Note, the Issuer will
                       pay to the Trustee, as paying agent,
                       the amount of principal, premium (if
                       any) and/or interest then due.  The
                       Trustee will pay the principal amount
                       of each Certificated Note at Maturity
                       upon presentation of such Certificated
                       Note to the Trustee. Such payment,
                       together with payment of any premium
                       and interest due at Maturity of such
                       Certificated Note, will be paid to an
                       account at a bank in New York, New York
                       (or other bank consented to by the Issuer) as the registered holder of the Notes shall designate to the Trustee not less than ten (10) days prior to the date of payment, in funds available for immediate use by the Trustee and in turn by the Holder of such Certificated Note. Certificated
                       Notes presented and surrendered to
                       the Trustee at Maturity for payment
                       will be cancelled by the Trustee in
                       accordance with the Indenture of
                       Mortgage.  All interest payments on a
                       Certificated Note (other than
                       interest due at Maturity) and any
                       other payments for which appropriate
                       instructions for payment shall not
                       have been received by the Trustee not
                       less than ten (10) days prior to
                       payment will be made by check drawn
                       on the Trustee or another Person
                       appointed by the Trustee mailed by
                       the Trustee to the Person entitled
                       thereto as provided in such Note;
                       provided, however, that the holder of
                       $10,000,000 or more of Certificated
                       Notes with similar tenor and terms
                       will be entitled to receive payment
                       by wire transfer in U.S. dollars upon
                       receipt of written instructions by
                       the Trustee not less than ten (10)
                       days prior to payment. Within five
                       Business Days after each Record Date,
                       the Trustee will furnish the Issuer
                       with a list of interest payments to
                       be made on the following Interest
                       Payment Date for each group of
                       Certificated Notes bearing interest
                       at a particular rate and in total for
                       all Certificated Notes.  Interest at
                       Maturity will be payable to the
                       Person to whom the payment of
                       principal is payable.  The Trustee
                       will provide, on or about the last
                       Business Day of each month, to the
                       Issuer lists of principal and
                       interest, to the extent ascertainable,
                       to be paid on Certificated Notes
                       maturing (on a Maturity or Redemption
                       Date or otherwise) in the next
                       succeeding month.

                       The Issuer will be responsible for
                       withholding taxes on interest paid on
                       Certificated Notes as required by
                       applicable law.

Procedure for Rate     The Issuer and the Agent will
Setting and            discuss from time to time the
Posting:               aggregate principal amount of, the
                       issuance price of, and the interest
                       rates to be borne by, Notes that may
                       be sold as a result of the solicitation
                       of orders by any Agent.  If the
                       Issuer decides to set prices of, and
                       rates borne by, any Notes in respect
                       of which any Agent are to solicit
                       orders (the setting of such prices and
                       rates to be referred to herein as
                       "posting") or if the Issuer decides
                       to change prices or rates previously
                       posted by it, it will promptly advise
                       each Agent of the prices and rates to
                       be posted.

Acceptance and         Unless otherwise instructed by the
Rejection of           Issuer, each Agent will advise the
Orders:                Issuer promptly by telephone of all
                       orders to purchase Certificated Notes
                       received by such Agent, other than
                       those rejected by it in whole or in
                       part in the reasonable exercise of
                       its discretion and, if such Agent or
                       any of its affiliates shall be the
                       offeror, shall advise the Issuer of
                       that fact.  Unless otherwise agreed
                       by the Issuer and each Agent, the
                       Issuer has the sole right to accept
                       orders to purchase Certificated Notes
                       and may reject any such orders in
                       whole or in part.  The Issuer will
                       forthwith advise such Presenting
                       Agent of the acceptance or rejection
                       of any offer received through such
                       Agent who shall then so advise the
                       offeror.

Preparation of         If any order to purchase a
Pricing                Certificated Note is accepted by or
Supplement:            on behalf of the Issuer, and if so
                       required by Section 4(a)(i) of the
                       Placement Agency Agreement, the
                       Issuer, with the approval of the
                       Presenting Agent, will prepare a
                       Pricing Supplement reflecting the
                       terms of such Certificated Note and
                       will supply at least ten copies
                       thereof (and additional copies if
                       requested) to the Presenting Agent at
                       the address set forth on Schedule I
                       to the Placement Agency Agreement,
                       and one copy thereof to the Trustee,
                       to be delivered by overnight courier
                       or telecopy to arrive no later than
                       11:00 a.m., New York City time, on
                       the Business Day following the sale
                       date.  The Presenting Agent will
                       cause a Offering Memorandum and
                       Pricing Supplement to be delivered to
                       the purchaser of such Certificated
                       Note.

                       Outdated Pricing Supplements (other
                       than those retained for files), will
                       be destroyed.

Suspension of          Subject to the Issuer's representations,
Solicitation:          warranties and covenants contained in
                       the Placement Agency Agreement, the
                       Issuer may instruct the Agent to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Certificated Notes. Upon receipt of such instructions, each
                       Agent will forthwith suspend
                       solicitation until such time as the
                       Issuer has advised each Agent that
                       such solicitation may be resumed.

                       In the event that at the time the
                       Issuer suspends solicitation of
                       purchases there shall be any orders
                       outstanding for settlement, the
                       Issuer will promptly advise each
                       Agent and the Trustee whether such
                       orders may be settled and whether
                       copies of the Offering Memorandum as
                       in effect at the time of the
                       suspension, together with the
                       appropriate Pricing Supplement, may be
                       delivered in connection with the
                       settlement of such orders.  The Issuer
                       will have the sole responsibility for
                       such decision and for any
                       arrangements that may be made in the
                       event that the Issuer determines that
                       such orders may not be settled or
                       that copies of such Offering
                       Memorandum may not be so delivered.
                       No such suspension shall excuse any
                       failure by the Issuer to fulfill a
                       contractual obligation to deliver any
                       Certificated Notes.

Procedure for          When the Issuer has determined to
Rate Changes:          change the interest rates of Certificated
                       Notes being offered, it will
                       promptly advise the Agent and each
                       Agent will forthwith suspend
                       solicitation of orders. Each Agent will telephone the Issuer with recommendations as to the changed interest rates. At such time as the Issuer has advised the Agent of the new interest rates, the Agent may resume solicitation of orders. Until such time only "indications of interest" may be recorded.

Delivery of            A copy of the Offering Memorandum and
Offering               any Pricing Supplement relating to a
Memorandum:            Certificated Note must accompany or
                       precede the earliest of any written
                       offer of such Certificated Note,
                       confirmation of the purchase of such
                       Certificated Note and payment for
                       such Certificated Note by its
                       purchaser.  If notice of a change in
                       the terms of the Certificated Notes
                       is received by the Agent between the
                       time an order for a Certificated Note
                       is placed and the time written
                       confirmation thereof is sent by the
                       Presenting Agent to a customer or his
                       agent, such confirmation shall be
                       accompanied by a Offering Memorandum
                       and Pricing Supplement setting forth
                       the terms in effect when the order
                       was placed.  Subject to "Suspension
                       of Solicitation" above, the
                       Presenting Agent will deliver a
                       Offering Memorandum and Pricing
                       Supplement as herein described with
                       respect to each Certificated Note
                       sold by it.  The Issuer will make
                       such delivery if such Certificated
                       Note is sold directly by the Issuer
                       to a purchaser (other than any
                       Agent).

Confirmation:          For each order to purchase a Certificated
                       Note solicited by any Agent and
                       accepted by or on behalf of the
                       Issuer, the Presenting Agent will
                       issue a confirmation to the
                       purchaser, with a copy to the Issuer,
                       setting forth the information
                       specified in paragraph A under
                       "Settlement Procedures" and delivery
                       and payment instructions.

Settlement:            The receipt by the Issuer of immediately
                       available funds in exchange for
                       an authenticated Certificated Note
                       delivered to the Presenting Agent and
                       the Presenting Agent's delivery of
                       such Certificated Note against
                       receipt of immediately available
                       funds shall, with respect to such
                       Certificated Note, constitute
                       "settlement".  All orders accepted by
                       the Issuer will be settled on the
                       tenth Business Day following the date
                       of sale pursuant to the timetable for
                       settlement set forth below, unless
                       the Issuer and the Purchaser agree to
                       settlement on another day which shall
                       be no earlier than one Business Day
                       following the date of sale.

Settlement             Settlement Procedures with regard to
Procedures:            each Certificated Note sold by the
                       Issuer through any Agent, as agent,
                       shall be as follows:

                       A.   The Presenting Agent will advise
                            the Issuer by telephone of the
                            following settlement
                            information:

                            1.   Name in which such Certificated
                                 Note is to be registered
                                 ("Registered Owner").

                            2.   Address of the Registered
                                 Owner and address for
                                 payment of principal and
                                 interest.

                            3.   Taxpayer identification
                                 number of the Registered
                                 Owner (if available).

                            4.   Rank (senior or
                                 subordinated).

                            5.   Principal amount.

                            6.   Maturity Date.

                            7.   Interest Payment Dates and
                                 the Interest Payment
                                 Period.

                            8.   Redemption or repayment
                                 provisions, if any.

                            9.   The settlement date.

                            10.  Price (including currency).

                            11.  Presenting Agent's
                                 commission, determined as
                                 provided in Section 2 of
                                 the Placement Agency
                                 Agreement.

                            12.  Whether such Certificated
                                 Note is issued at an
                                 original issue discount
                                 ("OID"), and, if so, the
                                 total amount of OID, the
                                 yield to maturity and the
                                 initial accrual period OID.

                       B.   The Issuer will advise the
                            Trustee by telephone (confirmed
                            in writing at any time on the
                            sale date) or electronic
                            transmission of the information
                            set forth in Settlement
                            Procedure "A" above and the name
                            of the Presenting Agent.

                       C.   The Issuer will deliver to the
                            Trustee an original Certificated
                            Note with customer confirmation
                            in triplicate in forms that have
                            been approved by Issuer, the
                            Agent and the Trustee.

                       D.   The Trustee will complete such
                            Certificated Note and will
                            authenticate such Certificated
                            Note and deliver it (with the
                            confirmation) and two copies
                            thereof (clearly marked as such)
                            to the Presenting Agent, and the
                            Presenting Agent will
                            acknowledge receipt of the Note
                            by stamping or otherwise marking
                            the first copy and returning it
                            to the Trustee.  Such delivery
                            will be made only against such
                            acknowledgment of receipt.  In
                            the event that the instructions
                            given by the Presenting Agent
                            for payment to the account of
                            the Issuer are revoked, the
                            Issuer will as promptly as
                            possible wire transfer to the
                            account of the Presenting Agent
                            an amount of immediately
                            available funds equal to the
                            amount of such payment made.

                       E.   The Presenting Agent will
                            deliver such Certificated Note
                            (with the confirmation) to the
                            customer against payment in
                            immediately payable funds.  The
                            Presenting Agent will obtain the
                            acknowledgement of receipt of
                            such Certificated Note by
                            retaining the second copy
                            thereof.

                       F.   Upon verification by the
                            Presenting Agent that a Note has
                            been prepared and properly
                            authenticated by the Trustee and
                            registered in the name of the
                            purchaser in the proper
                            principal amount, payment will
                            be made to the Issuer by the
                            Presenting Agent the same day in
                            immediately available funds.
                            Such payment shall be made only
                            upon prior receipt by the
                            Presenting Agent of immediately
                            available funds from or on
                            behalf of the purchaser unless
                            the Presenting Agent decides, at
                            its option, exercised in its
                            sole discretion, to advance its
                            own funds for such payment
                            against subsequent receipt of
                            funds from the purchaser.  The
                            Presenting Agent shall
                            immediately notify the Issuer of
                            its decision to advance its own
                            funds for payment against
                            subsequent receipt of funds from
                            a purchaser.

                       G.   The Trustee will send a third
                            copy of the Certificated Note
                            (clearly marked as such) to the
                            Issuer by first-class mail.

Settlement             For orders of Certificated Notes
Procedures             solicited by any Agent, as agent, and
Timetable:             accepted by the Issuer, Settlement
                       Procedures "A" through "G" set forth
                       above shall be completed on or before
                       the respective times (New York City
                       time) set forth below:

                       Settlement
                       Procedure                Time
                       ----------               ----
                            A         2:00 p.m. on the day
                                      before settlement

                            B-C       3:00 p.m. on the day
                                      before settlement

                            D         2:15 p.m. on
                                      settlement date

                            E         3:00 p.m. on
                                      settlement date

                            F-G       5:00 p.m. on
                                      settlement date

Failure to             If a purchaser fails to accept
Settle:                delivery of and make payment for any
                       Certificated Note, the Presenting
                       Agent will notify the Issuer and the
                       Trustee by telephone and return such
                       Certificated Note to the Trustee.
                       Upon receipt of such notice, the
                       Issuer will immediately wire transfer
                       to the account of the Presenting
                       Agent an amount equal to the amount
                       previously credited to the account of
                       Issuer in respect of such
                       Certificated Note.  Such wire
                       transfer will be made on the
                       settlement date, if possible, and in
                       any event not later than the Business
                       Day following the settlement date.
                       If the failure shall have occurred
                       for any reason other than a default
                       by the Presenting Agent in the
                       performance of its obligations
                       hereunder and under the Placement
                       Agency Agreement, then the Issuer
                       will reimburse the Presenting Agent
                       on an equitable basis for its loss of
                       the use of the funds during the
                       period when they were credited to the
                       account of the Issuer.  Immediately
                       upon receipt of the Certificated Note
                       in respect of which such failure
                       occurred, the Trustee will cancel
                       such Certificated Note in accordance
                       with the  Indenture of Mortgage, as
                       supplemented, and so advise the
                       Issuer and will make appropriate
                       entries in its records.

Trustee Not to Risk    Nothing herein shall be deemed to
Funds:                 require the Trustee to risk or expend
                       its own funds in connection with any
                       payment to the Issuer, the Agent or
                       the purchaser, it being understood by
                       all parties that payments made by the
                       Trustee to the Issuer, the Agent or
                       the purchaser shall be made only to
                       the extent that funds are provided to
                       the Trustee for such purpose.

Authenticity of        The Issuer will cause the Trustee to
Signatures:            furnish the Agent from time to time
                       with the specimen signatures of each
                       of the Trustee's officers, employees
                       or agents who has been authorized by
                       the Trustee to authenticate Certificated
                       Notes, but no Agent will have any
                       obligation or liability to the
                       Issuer or the Trustee in respect of
                       the authenticity of the signature of
                       any officer, employee or agent of the
                       Issuer or the Trustee on any
                       Certificated Note.

Payment of             Each Agent shall forward to the
Expenses:              Issuer, on a monthly basis, a
                       statement of the out-of-pocket expenses
                       incurred by such Agent during that
                       month that are reimbursable to it
                       pursuant to the terms of the
                       Placement Agency Agreement.  The
                       Issuer will remit payment to each
                       Agent currently on a monthly basis.

Advertising Costs:     The Issuer will determine with the
                       Agent the amount of advertising that
                       may be appropriate in soliciting
                       orders to purchase the Certificated
                       Notes.  Advertising expenses will be
                       paid by the Issuer.

Periodic Statements    Periodically, upon written request,
from the Trustee:      the Trustee will send to the Issuer a
                       statement setting forth the principal
                       amount of Certificated Notes
                       outstanding as of that date and
                       setting forth a brief description of
                       any sales of Certificated Notes of
                       which the Issuer has advised the
                       Trustee but which have not yet been
                       settled.

Restrictions of        No Note may be resold or transferred
Transfer:              in any manner that does not comply
                       with the applicable restrictions on
                       resale or transfer or the procedures
                       required for resale or transfer set
                       forth on the Note certificate.

Business Day:          As used herein, "Business Day" means
                       any day other than a Saturday or
                       Sunday or a day on which the Trustee
                       or banks in New York, New York are
                       generally authorized or obligated by
                       law or executive order to close.

                                                                       EXHIBIT B


                                TERMS AGREEMENT


                                                                          [Date]


To:  PHILADELPHIA SUBURBAN WATER COMPANY


          Subject in all respects to the terms and conditions of the Placement Agency Agreement (the "Agreement") dated as of March 30, 1995 between PaineWebber Incorporated and you, the undersigned agrees to purchase the following Notes of Philadelphia Suburban Water Company:

          Principal Amount:
          Interest Rate:
          Maturity Date:
          Discount to the Purchaser: __% of Principal Amount
          Purchase Price:
          Closing Date and Time:
          Initial Redemption Date:
          Initial Redemption Percentage:
          Annual Redemption Reduction Percentage:
          Requirements to deliver the
            documents specified in
            Section 6(a)(ii) of the Agreement:
               Certificate contemplated by
                 clause (1):  [Required/Not Required]
               Opinion contemplated by
                 clause (2):  [Required/Not Required]
               Opinion contemplated by
                 clause (3):  [Required/Not Required]
               Certificate contemplated by
                 clause (4):  [Required/Not Required]
               Opinion contemplated by
                 clause (5):  [Required/Not Required]
               Letter contemplated by
                 clause (6):  [Required/Not Required]
               Period during which additional
                 Notes may not be sold
                 if not period between trade
                 date and Closing Date as specified
                 in Section 4(a)(v) of the Agreement:


Other Provisions:


                              PAINEWEBBER INCORPORATED
                                as Purchaser,

                                by: David G. Zahka
                                    -------------------------
                                    Name:
                                    Title:

Accepted:

PHILADELPHIA SUBURBAN WATER COMPANY

by: Michael P. Graham
    -----------------------
    Name:
    Title:

                                                                       EXHIBIT C










(215) 575-7000



                           _____, 199_




PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Re:  Philadelphia Suburban Water Company
     $100,000,000 First Mortgage Bonds,
     Medium Term Note Series

Gentlemen:

     We have acted as special counsel to Philadelphia Suburban Water Company, a Pennsylvania corporation (the "Company"), in connection with the transactions contemplated by (i) the Placement Agency Agreement dated March 30, 1995 (the "Placement Agency Agreement") between PaineWebber Incorporated and the Company; (ii) the Paying Agency Agreement dated as of March 30, 1995 (the "Paying Agency Agreement"), among the Company, PaineWebber Incorporated and CoreStates Bank, N.A., as paying agent; (iii) the Indenture of Mortgage dated as of January 1, 1941 (the "Original Indenture"), between the Company and CoreStates Bank, N.A. (as successor in interest to The Philadelphia Company for Insurance on Lives and Exacting Annuities), as trustee (the "Trustee"), as amended and supplemented by twenty-nine supplements thereto (the Original Indenture, as so amended and supplemented, the "Indenture");
(iv) the Twenty-Ninth Supplemental Indenture dated as of March 1, 1995 (the "Twenty-Ninth Supplemental Indenture") between the Company and the Trustee;
(v) the First Mortgage Bonds, Medium Term Note Series, to be issued in one or more series pursuant to the Twenty-Ninth Supplemental Indenture (the "Notes"); and (vi) the Confidential Offering Memorandum, dated as of March 30, 1995 relating to the offering of the Notes, including any documents incorporated therein by reference, and any quarterly or annual reports of the Company or the Company's parent, Philadelphia Suburban Corporation, a Pennsylvania corporation ("PSC"), delivered therewith (collectively, the "Offering Memorandum"). This opinion is being rendered to you pursuant to
Section 5(a)(iii) of the Placement Agency Agreement. Unless otherwise specified, capitalized terms not otherwise defined herein shall have the meanings specified in the Placement Agency Agreement, the Original Indenture or the Twenty-Ninth Supplemental Indenture.

     In connection with this opinion, we have examined the following documents:

     (a)  the Placement Agency Agreement;

     (b)  the Paying Agency Agreement;

     (c)  the Indenture (including the Twenty-Ninth Supplemental Indenture);

     (d)  the form of Note;

     (e)  the Offering Memorandum;

     (f) a copy of the Articles of Incorporation of the Company, as amended and restated and now in effect;

     (g)  a copy of the Bylaws of the Company as now in effect;

     (h) the Securities Certificate relating to the issue and sale of the Notes, filed by the Company with the Pennsylvania Public Utility Commission (the "PUC") pursuant to the provisions of Chapter 19 of the Pennsylvania Public Utility Code and a copy of the Order of the PUC dated March 16, 1995 registering said Securities Certificate, and certified by the Secretary of the PUC;

     (i) evidence satisfactory to us of the due recordation of the Original Indenture and the Twenty-Ninth Supplemental Indenture in the Counties of Bucks, Chester, Delaware and Montgomery in the Commonwealth of Pennsylvania;

     (j) the resolutions of the Board of Directors of the Company dated March 7, 1995 authorizing the issuance of up to $100,000,000 aggregate principal amount of Notes and the execution of the Twenty-Ninth Supplemental Indenture, the Placement Agency Agreement and the Paying Agency Agreement; and

     (k) the certificates of the Company and other documents delivered to you at the Closing.

     In rendering the opinions set forth below, we have assumed the genuineness of all signatures on documents and instruments examined by us (except signatures of the Company on the Placement Agency Agreement, the Twenty-Ninth Supplemental Indenture and the Paying Agency Agreement) and that all documents submitted to us as copies conform with the originals thereof. We have also relied, to the extent we have deemed such reliance to be necessary and proper, on the factual matters contained in certificates of public officials and officers of the Company.

     To the extent any opinion below is made to our knowledge, such knowledge shall mean the actual knowledge of attorneys within our firm who have provided substantive representation to the Company, based solely upon such limited investigation and inquiry as is set forth herein, and does not include matters of which such attorneys could be deemed to have constructive knowledge.

     Based upon the foregoing and such other examination of fact and law as we have deemed necessary for purposes of this opinion, and subject to the assumptions and qualifications set forth herein, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. The Company has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Offering Memorandum.

     2. The Company has full corporate power and authority to enter into the Placement Agency Agreement and the Paying Agency Agreement, to issue an aggregate principal amount of $100,000,000 of the Notes, and to perform its obligations under the Placement Agency Agreement, the Paying Agency Agreement and the Notes. The Placement Agency Agreement has been duly authorized, executed and delivered by the Company. The Paying Agency Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes a legal, valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3. An aggregate principal amount of $100,000,000 of the Notes has been duly authorized for issuance and sale pursuant to the Placement Agency Agreement and, when executed by the Company and authenticated by the Trustee and delivered pursuant to the provisions of the Indenture (including the Twenty-Ninth Supplemental Indenture) and the Placement Agency Agreement against payment of the consideration therefor specified in the Placement Agency Agreement, the Notes will constitute legal, valid and binding obligations of the Company, are entitled to the benefits and security of the Indenture (including the Twenty-Ninth Supplemental Indenture) in accordance with its terms and are secured thereby equally and ratably with all First Mortgage Bonds of the Company outstanding under the Indenture, and are enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4. The Company has full corporate power and authority to enter into the Twenty-Ninth Supplemental Indenture. The Twenty-Ninth Supplemental Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties thereto, the Indenture, as supplemented by the Twenty-Ninth Supplemental Indenture, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law). The Original Indenture and the Twenty-Ninth Supplemental Indenture have been properly recorded in the Counties of Bucks, Chester, Delaware and Montgomery in the Commonwealth of Pennsylvania and are the only recordations and filings necessary in order to establish, preserve, protect and perfect the lien of the Indenture on all real estate and fixed property of the Company (excluding easements and other similar rights) described in the Indenture as subject to the lien thereof. The Indenture creates a valid, binding and direct lien which it purports to create upon the interest of the Company in the real estate and fixed property of the Company specifically described therein as subject to the lien thereof.

     5. The Indenture (including the Twenty-Ninth Supplemental Indenture) and the form of Note conforms in all material respects as to legal matters to the descriptions thereof in the Offering Memorandum. All descriptions in the Offering Memorandum (not including documents incorporated by reference therein) of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information.

     6. The authorization, execution and delivery of the Twenty-Ninth Supplemental Indenture and the issuance and sale of the Notes under the circumstances described in the Placement Agency Agreement are not subject to the provisions of the Public Utility Holding Company Act of 1935 in any respect, and do not require that a declaration with respect thereto shall have become effective under Section 7 of the Public Utility Holding Company Act of 1935 or other authorization or approval of the Securities and Exchange Commission shall have become effective under the provisions of said Act.

     7. To the best of our knowledge, there are no actions, suits or proceedings, pending or threatened, relating to the Notes, their offering, or the Offering Memorandum.

     8. The PUC has entered an Order dated March 16, 1995 (the "PUC Order"), registering the Securities Certificate filed by the Company with respect to the issuance and sale of the Notes, which order, on the date hereof, is in effect and is final and nonappealable. Except for the PUC Order and the recording of the Twenty-Ninth Supplemental Indenture as described in paragraph 4 hereof, no other consent, approval, authorization or order of, or any filing with, any government, governmental or other administrative agency or body is required as of the date hereof in connection with the execution and delivery by the Company of the Placement Agency Agreement, the Paying Agency Agreement and the Twenty-Ninth Supplemental Indenture, the solicitation of offers to purchase Notes, the issuance of any Note or the performance by the Company of any of its obligations thereunder, except such as may be required under the blue sky laws of any jurisdiction in connection with the issue and sale of the Notes.

     9. The Notes may be offered, issued, sold and delivered in the manner contemplated by the Placement Agency Agreement, the Twenty-Ninth Supplemental Indenture and the Offering Memorandum without registration thereof under the Securities Act of 1933, as amended, and without qualification of an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any Notes.

     10. Upon the issuance of the Notes and the payment of the consideration therefore, the Trustee will have a valid and perfected security interest, for the benefit of the Trustee and the holders of the Notes, to secure the full and punctual performance of the Notes and all obligations of the Company under the Indenture (including the Twenty-Ninth Supplemental Indenture), in all real estate and fixed property (excluding easements and other similar rights) specifically described in the Indenture (other than properties released from the Indenture in accordance with the terms thereof).

     11. We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Offering Memorandum and take no responsibility therefor, except to the extent referred to paragraph 5 and in this paragraph. In the course of the preparation by the Company of the Offering Memorandum, we participated in conferences with certain officers and employees of the Company. Based upon our examination of the Offering Memorandum, our investigation in connection with the preparation of the Offering Memorandum and our participation in the conferences referred to above, we have no reason to believe that the Offering Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and the notes thereto, schedules and other financial, statistical data or operating information included or incorporated by reference therein).

     The foregoing opinions are subject to the following qualifications:

               a. We express no opinion as to the adequacy of any notice with respect to the disposition of any collateral. We also express no opinion as to the effectiveness or enforceability of provisions relating to waivers of notice or waivers of other rights, severability, prepayment fees or penalties, choice of law, or any provisions which release or limit the Company's liability or relate to cumulative remedies or, to the extent they purport to or would have the effect of compensating the Company in amounts in excess of any actual loss suffered by the Company, provisions relating to the payment of a default rate of interest.

               b. We express no opinion as to the enforceability with respect to any provisions in the Indenture executed by the Company purporting to waive the effect of applicable laws and remedies and any provisions releasing any party from, or requiring indemnification for, liability for gross negligence, recklessness or wilful misconduct.

               c. Any requirements in the Indenture specifying that provisions of the Indenture may only be waived in writing may not be enforced to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of the Indenture.

               d. This opinion is limited to the matters set forth herein, no opinion may be inferred or implied beyond the matters expressly stated herein, and our statements contained in the opinion portion of this letter must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter.

               e. The opinions herein are expressed as of the date hereof only and not as of some future date. We undertake no responsibility to advise you of any change in law or new laws, regulations or judicial decisions in the future. Nor do we assume any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention. References to "laws," "regulations" and "judicial decisions" herein shall include only officially published laws and regulations of the Commonwealth of Pennsylvania.

     Our opinions expressed above are limited to the laws of the Commonwealth of Pennsylvania, the Federal law of the United States of America and, upon reliance on the opinion of your special counsel, Cravath, Swaine & Moore, dated today and delivered to you pursuant to Section 5(a)(v) of the Placement Agency Agreement, the laws of the State of New York, as to matters governed by the laws of such state.

     This opinion is furnished by us solely for the benefit of PaineWebber Incorporated and the purchasers of the Notes and may not be relied upon by any other person without the express written consent of our firm.


                              Very truly yours,



                              Dilworth, Paxson, Kalish & Kauffman

                                                                       EXHIBIT D

                              [Letterhead of PSWC]




                                                                  ________, 1995


PaineWebber Incorporated
1285 Avenue of the Americas
New York, NY 10019

RE:  $100,000,000 First Mortgage Bonds, Medium Term Note Series

Ladies and Gentlemen:

     I am Senior Vice President-Law and Administration for Philadelphia Suburban Water Company (the "Company").

     Pursuant to Section ____ of the Placement Agency Agreement between you and the Company of even date herewith relating to the $100,000,000 First Mortgage Bonds, Medium Term Note Series, I have been asked to render an opinion to you regarding certain matters involving the Company.

     In my opinion:

     (i) To the best of my knowledge, the Company has all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Confidential Offering Memorandum, except where the failure to do so would not have a material adverse effect on the financial condition of the Company.

     (ii) Except as set forth in the Confidential Offering Memorandum, there are no actions, suits or proceedings pending (and of which the Company has received notice) or, to the best of my knowledge, threatened against or affecting the Company or any of its officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding is likely, which would materially and adversely affect (i) the financial condition of the Company, or (ii) the ability of the Company to perform its obligations under the Placement Agency Agreement, the Paying Agency Agreement, the Original Indenture (as supplemented by the Twenty-Ninth Supplemental Indenture) or the Notes.

     (iii) The Company (a) is not in violation of its Articles of Incorporation, by-laws or other charter documents, (b) to the best of my knowledge is not in default in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, note, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to me to which the Company is a party or by which it or its properties is bound or affected where such default might have a material adverse effect on the financial condition of the Company, and (c) to the best of my knowledge the Company is not in violation of any judgment, ruling, decree, order, franchise, license or permit known to me or any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company, where such violation might have a material adverse effect on the financial condition of the Company.

     (iv) The execution, delivery and performance of the Placement Agency Agreement, the Twenty-Ninth Supplemental Indenture, the Paying Agency Agreement and the consummation of the transactions therein contemplated will not, of themselves, or upon notice, lapse of time, or both, conflict with or result in a breach of any of the terms, conditions, or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company (except as contemplated by the Indenture) pursuant to the terms of the charter or bylaws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which the Company may be bound.

     The information set forth herein is as of the date set forth above and the Company and I disclaim any undertaking to provide any updates or changes which thereafter may be brought to our attention.

     This opinion is solely for your benefit and may not be relied upon by any other person or for any other purpose.

                              Very truly yours,



                              Roy H. Stahl

                                                                       EXHIBIT E

                             TRUSTEE'S CERTIFICATE
                          (Placement Agency Agreement)

          The undersigned, CoreStates Bank, N.A. (hereinafter referred to as the "Bank"), DOES HEREBY CERTIFY THAT:

          1. It is Trustee under the Indenture of Mortgage dated as of January 1, 1941, of Philadelphia Suburban Water Company (the "Company"), as supplemented and amended by twenty-nine supplemental indentures including a Twenty-Ninth Supplemental Indenture dated as of March 1, 1995 (the "Twenty-Ninth Supplemental Indenture") between the Company and the Bank relating to the authentication and delivery from time to time of an aggregate principal amount of $100,000,000 of the Company's First Mortgage Bonds, Medium Term Note Series, Subseries __ (the "Bonds").

          2. The Twenty-Ninth Supplemental Indenture has been duly executed in the name of and on behalf of the Bank by ______________, its Vice President; the corporate seal of the Bank has been duly affixed thereto and attested by Catherine Wiedecke, its Senior Corporate Trust Officer; and the Twenty-Ninth Supplemental Indenture has been duly delivered on behalf of the Bank.

          3.   The Bank, as Trustee, has:

               a. pursuant to Section 5 to Article I of the Twenty-Ninth Supplemental Indenture, authenticated the Global Bond, which consist of a fully registered Bond as set forth in Exhibit "A" hereto, in the aggregate principal amount of $______, bearing the interest rate and maturity date as set forth in Section I of Article 1 of the Twenty-Ninth Supplemental Indenture, by the execution of the Trustee's Certificate of Authentication thereon by Catherine Wiedecke, its Senior Corporate Trust Officer; and

               b. registered said Global Bond in the name of Cede & Co, nominee of the Depository Trust Company ("DTC"), as the registered owner of the Global Bond, which Global Bond is to be held by the Trustee as so authenticated and registered on behalf of DTC pursuant to the Medium Term Note Certificate Agreement dated as of November 28, 1990.

          4. Set forth below, opposite the names and titles of the above mentioned officers of the Bank, are specimens of their respective signatures.

     Name                    Title                    Specimen Signatures
     ----                    -----                    -------------------
Charles J. Adomanis          Vice President           Charles J. Adomanis
Catherine Wiedecke           Senior Corporate         Catherine Wiedecke
                             Trust Officer

          5. Charles J. Adomanis and Catherine Wiedecke were, at the time of the acts referred to in paragraph 2 above, and are at the date hereof, duly elected or appointed, qualified and acting officers of the Bank, holding the offices indicated above and were duly authorized to perform such acts, and the signatures appearing on the Twenty-Ninth Supplemental Indenture are their genuine signatures; and Catherine Wiedecke was at the time of the acts referred to in paragraph 3(a) above, and is at the date hereof, a duly elected or appointed, qualified and acting Corporate Trust Officer of the Bank duly authorized to perform such acts, and the signature appearing on said Bonds is here genuine signature.

          6. Attached hereto as Exhibit "B' is a true and correct copy of resolutions as adopted by the Board of Directors of the Bank which, at the date hereof, are still in full force and effect, giving requisite authority to such officers to execute and deliver the Twenty-Ninth Supplemental Indenture and to authenticate the Bonds.

          IN WITNESS WHEREOF, CoreStates Bank, N.A. has caused this Trustee's Certificate to be executed by its duly authorized officer, this ___ day of March, 1995.


                              CORESTATES BANK, N.A.

                              by:  Charles J. Adomanis
                                   -------------------
                                   Vice President

                                                                       EXHIBIT F

                      PHILADELPHIA SUBURBAN WATER COMPANY

                                U.S. $

                 First Mortgage Bonds, Medium Term Note Series
                        With Maturities From One Year to
                        Thirty Years From Date of Issue

                    Amendment to Placement Agency Agreement


                                                              New York, New York
                                                                          [Date]

PaineWebber Incorporated
1285 Avenue of the Americas
New York, NY 10019


Dear Sirs:

          The Placement Agency Agreement dated March 30, 1995 (the "Agreement"), between you and Philadelphia Suburban Water Company, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Issuer"), is hereby amended to increase the aggregate principal amount of Notes (as defined in the Agreement) at any time
outstanding to up to U.S. $        .

          [The documents referred to in the second sentence of Section 12 of the Agreement shall be delivered simultaneously herewith.]

          In all other respects the Agreement shall remain in full force and effect.

          This amendment to the Agreement may be executed in counterparts, and the executed counterparts shall together constitute a single instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter shall represent a binding agreement between the Issuer and each of you. This letter shall not constitute a binding agreement unless and until it is executed by the Issuer and each of you.


                              Very truly yours,

                              PHILADELPHIA SUBURBAN WATER
                              COMPANY,

                                by: Michael P. Graham
                                    -------------------------
                                    Name:
                                    Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

PAINEWEBBER INCORPORATED

by: David G. Zahka
    ---------------------------
    Name:
    Title: